SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                           SYNCOR INTERNATIONAL CORPORATION
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                            [SYNCOR LETTERHEAD]





May 5, 1998

                             NOTICE OF MEETING

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Syncor International Corporation on Tuesday, June 16, 1998, beginning at 1:00 p.m. local time. The meeting will be held at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367.

Enclosed you will find the Proxy Statement and the Annual Report for the year ended December 31, 1997. This Notice of the Annual Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, including the consideration of the following proposals:

            (1) the election of two Directors;

            (2) approval of the 1998 Senior Management Stock Purchase Plan;
                and

            (3) approval of the Universal Performance Equity Participation
                Plan.


We urge you to review carefully the discussion of the proposals in the Proxy Statement before you vote your proxy. The Board of Directors recommends that the stockholders approve the three proposals.

To ensure that your shares are represented, even if you plan to attend the meeting in person, we ask that you complete, date, sign and return the enclosed proxy card in the accompanying envelope today. You may revoke your proxy at any time prior to the time it is voted.

We look forward to welcoming you at the Annual Meeting.

Sincerely,

/s/ Monty Fu                  /s/ Robert G. Funari
---------------------         ------------------------------------
Monty Fu                      Robert G. Funari
Chairman of the Board         President and Chief Executive Officer

                      SYNCOR INTERNATIONAL CORPORATION

                              6464 Canoga Avenue
                    Woodland Hills, California  91367-2407


                     -----------------------------------

                               PROXY STATEMENT
                     for Annual Meeting on June 16, 1998

                     -----------------------------------

                       PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited by the Board of Directors of Syncor International Corporation ("Syncor" or the "Company") for use at the annual meeting of stockholders of the Company ("Annual Meeting") to be held June 16, 1998 at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367-2407, beginning at 1:00 p.m. local time, and any postponement(s)or adjournment(s) thereof. The Company's proxy statement and form of proxy/voting instruction card are first being mailed to the stockholders commencing May 5, 1998. Syncor will bear all expenses incurred in connection with the solicitation. In addition to solicitation by mail, proxies may be solicited by Directors, executive officers or employees of Syncor in person or by telephone or otherwise. They will not be specifically compensated for such services. The Company is engaging Morrow &
Co., Inc., a proxy solicitation company, to solicit proxies on behalf of the Company. The Company will pay approximately $7,500 to Morrow & Co., Inc. for its services.

                             GENERAL INFORMATION

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Board of Directors of Syncor to act as election inspectors at the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter.

The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote (even though the same shares are present for quorum purposes and may be entitled to vote on other matters).

Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in any marked proxy accompanying any such unmarked proxies and as summarized elsewhere in this proxy statement.

Your executed proxy may be revoked at any time before it is exercised by filing with the Secretary of Syncor at the principal executive office of Syncor, 6464 Canoga Avenue, Woodland Hills, California 91367-2407, a duly executed written revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect your right to vote in person should you find it convenient to attend the Annual Meeting.

                            VOTING SECURITIES

The number of shares of the Company's $.05 par value common stock ("Common Stock") outstanding and entitled to vote at the Annual Meeting is 10,447,147 shares. Each share is entitled to one vote, and the stockholders are not entitled to cumulate their votes in the election of Directors. Only stockholders of record at the close of business on April 21, 1998, are entitled to notice and to vote at the Annual Meeting. Shares represented by all valid proxies will be voted according to the instructions contained in the proxies. IN THE ABSENCE OF INSTRUCTIONS, SHARES REPRESENTED BY VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SHOWN ON THE PROXY. WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.
The presence, either in person or by proxy, of the persons owning a majority of Syncor's shares entitled to vote at the meeting is necessary for a quorum for the transaction of business. A plurality of the votes cast will elect the Directors. Approval of each other proposal to be brought before the Annual Meeting (not including the election of the Directors)will require the affirmative vote of at least the majority in voting interests of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Based on Section 13 filings made with the Securities and Exchange Commission on or before March 31, 1998, the following table sets forth certain information concerning persons known to Syncor to own beneficially more than five percent of the outstanding Syncor Common Stock (the only class of Syncor's voting securities). All ownership is direct except as otherwise noted.

               Name and Address             Amount and Nature of      Percent of
             of Beneficial Owner          Beneficial Ownership      Class (1)
             -------------------          ---------------------     ----------
Merrill Lynch Trust Company, FSB (2)
Syncor International Corporation ESSOP
420 Montgomery Street
San Francisco, CA  94163                         1,844,981             17.7%

Wellington Management Company (3)
75 State Street, Boston, MA 02109                1,366,359             13.1%

Vanguard Specialized Portfolios, Inc. - Health
Care Portfolio
Post Office Box 2600
Valley Forge, PA 19482-2600                        856,559              8.2%

Monty Fu (4)
6464 Canoga Avenue
Woodland Hills, CA 91367-2407                      714,887              6.8%

Dimensional Fund Advisors
1299 Ocean Ave, 11th  Floor
Santa Monica, CA 90401                             591,900              5.7%

Deerfield Capital, L.P. and
Deerfield Management Company (5)
450 Lexington Avenue
Suite 1450, New York, NY 10017                     525,000              5.0%

[FN]
(1) Calculated on the basis of 10,447,147 shares (excluding treasury shares) of Syncor Common Stock outstanding as of March 31, 1998. Percentages are calculated including shares not outstanding which the beneficial owner has a right to acquire within 60 days of March 31, 1998.

(2) Merrill Lynch Trust Company, FSB is the trustee for Syncor's Employees' Savings and Stock Ownership Plan ("ESSOP"). The trustee will vote the ESSOP shares in accordance with the instructions of the beneficial owners. With respect to ESSOP shares for which no voting instructions are given by the beneficial owners, the Company may direct the trustee on how to vote those shares.

(3)    Includes 856,559 shares reported by Vanguard Specialized Portfolios, Inc.
- Health Care Portfolio.

(4) Includes 33,500 shares not outstanding which Mr. Fu has the right to acquire pursuant to options that were exercisable on March 31,1998 or within 60 days thereafter, 9,926 shares owned by Mr. Fu by virtue of his participation in the ESSOP as of March 31, 1998, and 11,600 shares held as trustee for his children.

(5) Arnold H. Snider is the sole stockholder, president and director of Snider Capital Corp., a Delaware corporation which serves as the general partner of Deerfield Capital, L.P. Mr. Snider is also the sole stockholder, president and director of Snider Management Corporation, a Delaware corporation which serves as the general partner of Deerfield Management Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 31, 1998, the beneficial ownership of Syncor Common Stock (the only class of Syncor's voting securities) by each Syncor Director, by each nominee and by each of the executive officers named in the "Summary Compensation Table." All ownership is direct unless otherwise noted.

Name of               Amount and Nature of Beneficial        Percent of
Beneficial Owner              Ownership                       Class (1)
----------------      -------------------------------        ----------
Monty Fu                     714,887 (2)                         6.8%
Arnold E. Spangler            27,200 (3)                          (*)
George S. Oki                 19,550 (4)                          (*)
Dr. Steven B. Gerber          36,400 (5)                          (*)
Dr. Henry N. Wagner, Jr.      42,600 (6)                          (*)
Dr. Gail R. Wilensky          35,066 (7)                          (*)
Robert G. Funari             150,066 (8)                         1.4%
Michael E. Mikity             43,742 (9)                          (*)
Haig S. Bagerdjian            37,306 (10)                         (*)
Jack L. Coffey                39,648 (11)                         (*)
All Directors and executive
officers as a Group        1,257,780 (12)                       11.5%
    (13 Individuals)
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[FN]
(1) Calculated on the basis of 10,447,147 shares (excluding treasury shares) of Syncor Common Stock outstanding as of March 31, 1998. Percentages and amounts are calculated including shares not outstanding which the individual has a right to acquire pursuant to options exercisable on March 31, 1998 or within 60 days thereafter. Exceptions are noted for each individual. The executive officers' ESSOP shares are included and separately noted for named executive officers in the following notes. The ESSOP number and percentage are as of March 31, 1998 but do not include matching shares for the first quarter of 1998.

(2) Includes 33,550 shares not outstanding which the person has the right to acquire pursuant to options, 9,926 shares under the ESSOP, and 11,600 shares held as trustee for his children.

(3) Includes 20,200 shares not outstanding which the person has the right to acquire pursuant to options.

(4) Includes 14,550 shares not outstanding which the person has the right to acquire pursuant to options and 3,000 shares held as trustee for his children.

(5) Includes 33,400 shares not outstanding which the person has the right to acquire pursuant to options and 3,000 shares held as co-trustee for his children.

(6) Includes 41,600 shares not outstanding which the person has the right to acquire pursuant to options.

(7) Includes 34,066 shares not outstanding which the person has the right to acquire pursuant to options.

(8) Includes 126,625 shares not outstanding which the person has the right to acquire pursuant to options and 3,441 shares under the ESSOP.

(9) Includes 34,750 shares not outstanding which the person has the right to acquire pursuant to options and 7,492 shares under the ESSOP.

(10) Includes 35,175 shares not outstanding which the person has the right to acquire pursuant to options and 2,131 shares under the ESSOP.

(11) Includes 31,400 shares not outstanding which the person has the right to acquire pursuant to options and 7,248 shares under the ESSOP.

(12) Includes 469,369 shares not outstanding which the individuals as a group have the right to acquire pursuant to options and 37,641 shares under the ESSOP.

(*)    Less than 1%.

                   PROPOSAL ONE: ELECTION OF DIRECTORS

                 Identification of Directors and Nominees

In 1986, Syncor stockholders approved staggered three-year terms for Directors. The two nominees named below are successors to the class whose term expires at this Annual Meeting and, if elected, will serve until the Annual Meeting in 2001 when their respective successors are duly elected and qualified.

The nominees are described below with brief statements setting forth their present principal occupations, their current ages, the lengths of time they have served as Directors of Syncor (including as a Director of a Syncor predecessor) and their principal business experience during at least the last five years.
The two nominees are currently Directors of Syncor.

All of the nominees have indicated their willingness to serve. In the event, however, that any of them should be unable to serve, the proxies named on the enclosed proxy card will vote in their discretion for such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of Directors to eliminate any vacancies. Unless otherwise instructed, the proxies will vote for all of the nominees.

The Board of Directors recommends that the stockholders vote FOR the election of the nominees named. Unless otherwise instructed, the proxies will vote for all of the nominees. The shares represented in person and by proxy cannot be voted for more than two nominees.

                          Nominees For Election

George S. Oki                                      Director since May 17, 1985
                                                                      Age:  47

Mr. Oki has been the Chairman of the Board of Meta Information Services Inc. since April 1, 1993. Mr. Oki was a Director of a predecessor corporation of Syncor from July 1982 to August 1983 and from December 1984 until its merger into Syncor. Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California.

Robert G. Funari                                 Director since January 23, 1995
                                                                       Age: 50

Mr. Funari has served as Chief Executive Officer for Syncor since July 3, 1996, and as President since January 14, 1996. Mr. Funari joined Syncor on August 9, 1993, and was appointed Executive Vice President and Chief Operating Officer for Syncor. Prior to joining Syncor, Mr. Funari was Executive Vice President and General Manager for McKesson Drug Company. From 1975 to 1992, Mr. Funari held a number of key management positions with Baxter International and its subsidiaries. His last position with Baxter was as Corporate Vice President and
as President of its Pharmaseal Division.   Mr. Funari received a Bachelor of
Science degree in Mechanical Engineering from Cornell University and an M.B.A. from Harvard Business School. Mr. Funari also serves as a director for three affiliated non-publicly traded financial institutions: Peninsula Banking Group, Inc., since May 1995; Bay Cities National Bank, since December 1994; and Community First Financial Group, Inc., since January 1997.

                             Additional Directors

                            Terms Expiring In 1999

Monty Fu                                            Director since May 17, 1985
                                                                        Age: 51

Mr. Fu is the Chairman of the Board of Directors of Syncor. Mr. Fu was Chairman of the Board and a Vice President of Syncor International Corporation, a California corporation, commencing in 1982 until it merged into a predecessor of Syncor. Mr.Fu was co-founder of Pharmatopes, Inc., and served as Secretary-Treasurer and Director from its inception in 1975 until July 1982 when it was acquired by the Syncor California corporation. Mr. Fu has a B.S. degree in Pharmacy with a specialization in Nuclear Pharmacy.

Henry N. Wagner, Jr., M.D.                       Director since August 3, 1992
                                                                       Age: 70

Dr. Wagner has spent more than 30 years at The Johns Hopkins University, pioneering radioactive diagnostics and treatments. He is currently a Professor of Radiological Science and Environmental Health Sciences, as well as the Director of the Division of Radiation Health Sciences. At The Johns Hopkins Hospital, he is Director of the Division of Nuclear Medicine. Dr. Wagner and his work have been nationally and internationally recognized with numerous honors and awards, including the prestigious American Medical Association's Scientific Achievement Award. Dr. Wagner is a member of many professional societies, including the Institute of Medicine, and serves on several research committees for such organizations as the National Institutes of Health, National Research Council and the Nuclear Regulatory Commission.

                         Terms Expiring In 2000

Steven B. Gerber, M.D.                               Director since May 1, 1990
                                                                      Age:  44

Dr. Gerber has been Managing Director for CIBC Oppenheimer Corp. since 1993, and its head of health care research since 1997. Dr. Gerber has an M.B.A. in Finance from the University of California, Los Angeles, and is a board-certified internist and cardiologist with subspecialty training in Nuclear Cardiology. He received his M.D. from Tufts University and a B.A. in Psychology from Brandeis University. He is also a director of Intracel Corp.

Arnold E. Spangler                                Director since August 9, 1985
                                                                       Age:  49

Mr. Spangler has been a Managing Director of Mancuso & Company, a private merchant banking firm, since 1993. Previously, he was a financial consultant and private investor from 1991 to 1993. From 1989 to 1991, Mr. Spangler was a Managing Director of PaineWebber Incorporated and a Co-Director of its mergers and acquisitions department. From 1983 to 1989, Mr. Spangler was a General Partner in the investment banking firm of Lazard Freres & Co., where he worked primarily in the areas of mergers and acquisitions and financial advising. Mr. Spangler has a B.S. in Economics and an M.B.A.

Dr. Gail R. Wilensky                               Director since July 12, 1993
                                                                       Age: 54

Dr. Wilensky's professional career spans 30 years of policy analysis, management, and university-level teaching. She has been the John M. Olin Senior Fellow at Project HOPE, an international health foundation, since 1993, and has been chair of the Medicare Payment Advisory Commission since October 1997. She was chair of the Physican Payment Review Commission from 1995 to 1997.From 1992 to 1993, she served in the White House as Deputy Assistant to the President for Policy Development. Before joining the White House staff, she was the Administrator of the Health Care Financing Administration in the Department of Health and Human Services for two years. As Administrator, she directed the Medicare and Medicaid programs.
Dr. Wilensky is a nationally recognized expert on a wide range of health policy and financing issues and has published extensively on health economics and other policy issues. Dr. Wilensky has received numerous honors and awards and is an elected member of the Institute of Medicine of the National Academy of Sciences. She is a director of Advanced Tissue Sciences, Inc., St. Jude Medical, Inc., PharMerica,Inc., United Healthcare Corporation, Neopath, Inc., Quest Diagnostics Incorporated and Shared Medical Systems Corporation, and a Trustee of the Combined Benefits Fund of the United
Mine Workers of America. Dr. Wilensky is also a member of many professional societies and serves on several professional committees.

There are no family relationships between any of the nominees, Directors or executive officers, except that Mr. George Oki is a brother-in-law of Mr. Monty Fu. Mr. Oki has been affiliated with two companies recently dissolved under Federal bankruptcy laws. Oki Nursery Company, Inc., where Mr. Oki served as director until 1997, filed a Chapter 7 petition on December 1, 1994 and was dissolved in 1997. Iko Land, Inc., where Mr. Oki serves as President, acquired a general partner's interest in a partnership which subsequently elected to restructure under a Chapter 11 plan. The restructuring, however, was unsuccessful, and the partnership was dissolved in 1997.


                     IDENTIFICATION OF EXECUTIVE OFFICERS

The following persons are all of the executive officers of Syncor. The executive officers serve at the discretion of the Board of Directors.

                              Director
                              and/or
Name                   Age    Officer        Position(s)
                              Since
----                   ---    -------------  -----------
Monty Fu               51     May 1985       Director, Chairman of the Board

Robert G. Funari       50     August 1993    Director, President and Chief
                                             Executive Officer

Brad Nutter            46     July 1997      Executive Vice President and
                                             Chief Operating Officer

Michael E. Mikity      50     November 1985  Senior Vice President,
                                             Treasurer and Chief Financial
                                             Officer

Haig S. Bagerdjian     41     January 1995   Senior Vice President, Business
                                             Development, Secretary and
                                             General Counsel

Jack L. Coffey         46     April 1989     Corporate Vice President, Quality
                                             and Regulatory

Sheila H. Coop         57     November 1992  Corporate Vice President, Human
                                             Resources

Charles A. Smith       45     November 1992  Corporate Vice President,
                                             Business Development

                BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Haig S. Bagerdjian has served as Senior Vice President, Business Development, Secretary and General Counsel for Syncor since October 22, 1996. Mr. Bagerdjian joined Syncor in 1991 as an Associate General Counsel and Assistant Secretary, and became Vice President, Secretary and General Counsel in January 1995. Prior to joining Syncor, from 1987 to 1991, Mr. Bagerdjian worked for Calmark Holding Corporation in various management positions, including the General Counsel for one of its subsidiaries, American Adventure, Inc. Mr. Bagerdjian received a Bachelor of Arts degree from the University of Southern California in International Relations and Slavic Languages and Literature, Certificates in Russian Studies, Strategic Defense and National Security in 1983, and a J.D. from Harvard Law School in 1986. He is admitted to the State Bar of California. Mr. Bagerdjian has also served as a director of Advanced
Machine Vision Corporation (NASDAQ: "AMVC") since January 1997.

Jack L. Coffey has served as Corporate Vice President, Quality and Regulatory since July 1, 1996, and previously served as Vice President in various capacities. Most recently, he was Vice President for the Eastern area of Syncor from March 1995 until July 1996. He joined Nuclear Pharmacy, Inc., a
predecessor of Syncor, in 1984 as Director of Radiation Services.   Mr.
Coffey received a Bachelor of Science degree from Cumberland College in 1973 and a Master's Degree in Radiation Biology in 1978 from the University of Tennessee. He is also a Board Certified Health Physicist.

Sheila H. Coop is Corporate Vice President, Human Resources, for Syncor. Ms. Coop joined Syncor in July 1991, as Director of Human Resources. Prior to joining Syncor, Ms. Coop was a Senior Human Resources Consultant with Jorgensen and Associates. From 1988 to 1990, Ms. Coop was Director, Human Resources for Daylight Transport, Inc., a national transportation company. Ms. Coop received a Bachelor of Science degree from the University of California, Los Angeles, and a Certificate of Professional Designation in Human Resources Management awarded by the University of California, Los Angeles, School of Law and Graduate School of Business in 1983.

Michael E. Mikity is Senior Vice President, Treasurer and Chief Financial Officer for Syncor. He became Senior Vice President effective June 28, 1996, and previously was Vice President, Treasurer and Chief Financial Officer. From June 1993 until August 1994, Mr. Mikity served as Vice President and Chief Information Officer for Syncor. From 1983 until June 1993, Mr. Mikity served
as Chief Financial Officer and Treasurer for Syncor.   Mr. Mikity is a certified
public accountant and received his Bachelor of Science degree in Accounting in 1973, from the University of Southern California.

Brad Nutter has served as Executive Vice President and Chief Operating Officer for Syncor since July 7, 1997. Prior to joining Syncor, Mr. Nutter worked for Sunrise Medical Inc. in various management positions including Senior Vice President, Corporate Marketing. From 1975 to 1993, Mr. Nutter worked for Baxter International where he was President of the Hospitex Division from 1990 to 1993 and Vice President of Corporate Sales from 1985 to 1990. Mr. Nutter received a Bachelor of Business Administration degree from Texas Christian University in 1975.

Charles A. Smith is Corporate Vice President, Business Development, for Syncor. Mr. Smith joined Nuclear Pharmacy, Inc., a predecessor of Syncor, in 1979 as a Staff Pharmacist. In 1985, he was named a Director of Operations for Syncor. From June 1988 to November 1992, Mr. Smith was the Director of Business Development. Since April 1997, Mr. Smith has also served as president of Syncor Pharmaceuticals, Inc., a wholly-owned subsidiary of Syncor. Mr. Smith received a Pharm. B.S. degree from Drake University, College of Pharmacy in 1977, an M.S. in Pharmaceutical Sciences with emphasis in Clinical Pharmacy from the University of the Pacific in 1979, and an M.B.A. from Pepperdine University in 1988.


                   INFORMATION CONCERNING OPERATION OF THE
                    BOARD OF DIRECTORS AND ITS COMMITTEES

In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed a standing Audit Committee, Compensation Committee, Nominating Committee, Quality Committee and Officer Director Committee.

Audit Committee. The current members of the Audit Committee are George S. Oki, Chairperson, Dr. Steven B. Gerber, and Arnold E. Spangler. Dr. Henry N. Wagner, Jr. ceased to be a member in March 1997. The committee held one meeting during the fiscal year ending December 31, 1997 ("Fiscal 1997"). The functions of the Audit Committee include review of those matters that primarily relate to a financial audit of Syncor and its subsidiaries, including (i) the findings of the independent auditors, (ii) the accounting principles used by Syncor and actual or impending changes in financial accounting requirements, (iii) the financial and accounting controls, and (iv) the recommendations by the independent auditors.

Compensation Committee. The current members of the Compensation Committee are Arnold E. Spangler, Chairperson, Dr. Steven B. Gerber and Dr. Gail R.
Wilensky. The committee held five meetings during Fiscal 1997. The functions of the Compensation Committee include (i) the review of the performance of the Chief Executive Officer and other executive officers , (ii) the annual review, examination and approval, as needed, of salary ranges and salaries for the executive officers and compensation for non-employee Directors, (iii) the review of compensation arrangements involving major acquisitions, salary administration policy, fringe benefit policy and other compensation matters as requested by the Board of Directors, and (iv) the administration of the Company's 1990 Master Stock Incentive Plan.

Nominating Committee. The current members of the Nominating Committee are Dr. Steven B. Gerber, Chairperson, Monty Fu, George S. Oki and Robert G. Funari.
The committee met twice during Fiscal 1997. The functions of the Nominating Committee include (i) setting-up procedures for locating nominees for the Director positions, (ii) reviewing prospective new members of the Board of Directors and nominations for successive terms of current Board members, and
(iii) making recommendations to the Board of Directors for nominees for Director positions. The Nominating Committee will consider the possible nomination as Directors of persons recommended by stockholders. Any such recommendations should be in writing and should be mailed or delivered to the Company, marked for the attention of the Nominating Committee, on or before the date for receipt of stockholder proposals for the next annual meeting (see "Stockholder Proposals").

Quality Committee. The current members of the Quality Committee are Dr. Gail R. Wilensky, Chairperson, Dr. Henry N. Wagner, Jr., and Robert G. Funari. The committee held one meeting during Fiscal 1997. The functions of the Quality Committee include establishing strategic priorities for quality, assessment and evaluation of quality standards and determining who will carry out the process. The committee also establishes expectations and reviews plans and procedures that improve Syncor's quality standards.

Officer Director Committee. The current members of the Officer Director Committee are Monty Fu and Robert G. Funari. The committee held one meeting during Fiscal 1997. The committee reviews current and past compensation of non-employee Directors and administers the Non-Employee Director Stock Compensation Plan, which was allocated 25,000 shares of the Company's Common Stock in 1996 to be used to compensate non-employee Directors from time to time. In Fiscal 1997, the Officer Director Committee approved the granting of 500 shares of the Company's Common Stock to each of the non-employee Directors.

Board of Directors. During Fiscal 1997, the Board of Directors held 14 meetings, eight of which were telephonic. All of the Directors attended more than 75 percent of the total number of meetings of the Board of Directors and no Director attended fewer than 75 percent of the total number of meetings held by all Committees of the Board of Directors on which he or she served.


             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors. Each non-employee Director is paid an annual retainer of $20,000, paid in quarterly payments of $5,000, and $1,000 per day for Board meetings, including one travel day per meeting if traveling from out-of-state. In addition, reasonable, out-of-pocket expenses of a Director incurred in connection with his or her service as a Director is reimbursed by the Company. For Fiscal 1997, including the annual retainer, non-employee Directors were paid as follows: Dr. Gerber, $31,000; Mr. Oki, $31,000; Mr. Spangler, $34,000; Dr. Wagner, $36,000; and Dr. Wilensky, $34,000. Each non-employee Director also received 500 shares of the Company's Common Stock in 1997 pursuant to the Non-Employee Director Stock Compensation Plan, under which non-employee Directors receive, at the discretion of the Officer
Director Committee of the Board of Directors, shares of the Company's Common Stock as part of their compensation for their services. Commencing July 11, 1989, each newly elected non-employee Board member received on his or her date of election, 10,000 options to purchase shares of the Company's Common Stock and, subject to certain restrictions, an additional 5,000 options following each subsequent Annual Meeting of Stockholders attended by such Director up to a total of 25,000 options, exercisable within a ten year
period.   Each of the non-employee Board members has received 25,000 options.

1990 Master Stock Incentive Plan, As Amended and Restated (the "1990 MSIP"). The 1990 Master Stock Incentive Plan, amended and restated on June 18, 1997, provides long term incentives for Directors and employees through the grant of
(a) options and (b) other awards such as stock appreciation rights, restricted stock awards and performance share awards ("Other Awards"). The options granted to the non-employee Directors are fixed in the 1990 MSIP as described above in the paragraph captioned "Compensation of Directors." The Board of Directors had delegated its discretionary and administrative authority under the 1990 MSIP to the Stock Option Committee until March 1997, when that Committee was dissolved. The Board of Directors thereafter delegated its discretionary and administrative authority to the Compensation Committee (the "Administrator"). Options are granted to executive officers and other key employees under the 1990 MSIP at the discretion of the Administrator. The purchase price per option is determined by the Administrator, but in the case of incentive stock options, it must be at least fair market value on the date of grant. The purchase price per option purchased may be paid in cash or by check, by a promissory note if authorized by the Administrator upon terms it determines, or by shares of the Company's Common Stock under certain limitations.
Options are subject to a vesting schedule and period determined by the Administrator. However, vesting cannot occur in less than six months from the date of grant and the option period cannot exceed ten years. Except as described in the subsection below captioned "Performance Equity Plan," to date, no Other Awards have been granted under the 1990 MSIP, and although the 1990 MSIP permits tandem rights, none of the options granted to date have tandem rights.

Employees' Savings and Stock Ownership Plan ("ESSOP"). Eligible employees may participate in the Company's ESSOP, as administered pursuant to Section 401(k) of the Internal Revenue Code(the "Code"), by contributing up to two percent of their pay through pre-tax payroll deductions for the purchase of the Company's Common Stock. The Company matches such contributions on a share-for-share basis. In addition, participating employees may contribute up to an additional 14 percent of their pay, subject to a maximum dollar amount, to an account with several investment fund choices. The Company will match these additional contributions with the Company's Common Stock at the rate of $.50 on the dollar up to the first four percent of such contributions.

Executive Life Insurance Plan. All executive officers are part of Syncor's life insurance plan receiving coverage computed on the same basis as all salaried employees. In addition, the executive officers each have term life insurance of $250,000, premiums for which are paid by Syncor.

Executive Deferral Plan. All executive officers, members of the Board of Directors and senior management are eligible to participate in the Executive Deferral Plan (the "Deferral Plan"). The Deferral Plan allows each participant to defer up to 25 percent, and in the case of non-employee Directors, 100 percent, of his or her annual compensation. The Deferral Plan is designed to defer the payment of taxes on the deferred income until such time as the deferments are distributed to the participants. Under the Deferral Plan in effect prior to January 1, 1998, at retirement (or termination), the Company would have made a contribution of up to the first 15% (100% for non-employee Directors) of the deferred compensation toward the payment of taxes on the value of such deferral distribution. This amount would have been calculated by applying a 30 percent "gross-up" rate on the amount to be distributed. A new Deferral Plan took into effect January 1, 1998. Under the new Deferral
Plan, the "gross-up" has been eliminated, and instead, the Company will make a monthly contribution on behalf of the employee at a rate of 25% on up to 15% (100% for non-employee Directors) of the deferred compensation. The Deferral Plan is secured with a "Rabbi Trust" which is responsible for plan investments. Currently, assets are invested in a selection of separate and fixed accounts made available through flexible variable life insurance policies owned by the trust and in a selection of funds available through an independent money management firm. The Deferral Plan participants select from up to eighteen investment accounts. The investment performance of each account selected will determine the returns credited to the individual participant's deferral account value.

Benefits Agreement. The Company entered into a Benefits Agreement, the form of which was approved by the Board of Directors in November 1989 and amended by the Board on June 20, 1995, with all of its Directors and certain of its employees. The agreement provides for accelerated vesting of stock options, deferred incentive earnings and all other awards under the Company's incentive plans in the event of a "change in control" as defined in such Benefits Agreement.

Management Incentive Plans. For each of the year ended December 31, 1995 ("Fiscal 1995"), the year ended December 31, 1996 ("Fiscal 1996"), and the year ended December 31, 1997 ("Fiscal 1997"), the Company implemented a Management Incentive Plan (collectively, the "MIPS"): the 1995 Management Incentive Plan (the "1995 MIP"), the 1996 Management Incentive Plan (the "1996 MIP"), and the 1997 Management Incentive Plan (the "1997 MIP"). Each of the MIPs is a three-year plan, and is designed to be consistent with (a) overall Company performance, measured as earnings per share ("EPS") and (b) the employee's individual performance, measured by successful achievement of specific performance goals known as Management by Objectives and Individual Performance Achievement Factors ("MBOs"). Any amounts payable under the MIPs are subject to several conditions: an eligible employee must have an acceptable performance appraisal; be actively employed by the Company at the end of the year to receive an annual payout; and must successfully achieve his or her MBOs. Each of the MIPs has separate thresholds and targets for each year as described below. Each officer is eligible to receive the following components of the MIPs: (1) EPS Incentive and (2) Long Term Incentive.
Under the 1997 MIP, if the Company achieves consolidated EPS of $.68 for Fiscal 1997, each executive officer is eligible to receive EPS Incentive awards up to an amount equal to: 45% of the officer's salary if the Company's EPS in its core radiopharmaceutical business reaches the threshold (the "Threshold") of $.60 in 1997, plus an additional 16% of the officer's salary if the Company's EPS in its core radiopharmaceutical business reaches the target (the "Target") of $.70 in 1997. The Company met the Threshold and Target requirements for 1997. Payment of the EPS Incentive to the eligible employee is made within seventy five days of the end of the calendar year in which such EPS Incentive was earned. The Long Term Incentive component of the 1995 MIP is described in the "Summary Compensation Table" below and the footnotes thereto, and the Long Term Incentive components of the 1996 MIP and the 1997 MIP are described in the "Long Term Incentive Plans - Awards in Last Fiscal Year" table below and the footnotes thereto.

1998 Annual EPS Incentive Compensation. For Fiscal 1998, the design of the annual EPS incentive compensation differs from the annual incentive compensation component under the MIPs described above. Instead of bifurcating incentive compensation according to the attainment of multiple EPS levels, the Board of Directors decided to award the annual incentive compensation only if the Company achieves an EPS level of $.95 in Fiscal 1998. Assuming that the EPS level is reached and an officer achieves 100% of his MBOs, the executive officer will receive as his or her annual incentive compensation 40% to 65% of base salary, depending on the officer's title and as determined in advance by the Board of Directors.

Performance Equity Plan. To better align the interests of stockholders and management, in lieu of a long-term component similar to that offered under the MIPs during the three previous fiscal years, effective January 1, 1998, the Company implemented the Performance Equity Plan for officers and members of senior management. Awards under the Performance Equity Plan have three components of equal value as measured at the time of grant: a stock grant, a stock option grant, and a cash award. The awards are earned in four stages during a period of four-and-one-half years after January 1, 1998, depending on the attainment of four separate Syncor Common Stock price targets within four eighteen-month window periods. The stock price targets must be maintained for at least ten trading days in a period of twenty consecutive trading days during such window period.
The price targets are $20 (by June 30, 1999), $25 (by June 30,2000), $34 (by June 30, 2001), and $43 (by June 30, 2002). If all stock price targets are met within the specified window periods, an executive officer participating in the Performance Equity Plan will receive, during the course of four and one half years, awards with a total value of approximately four to eight times his or her January 1, 1998 base salary, depending on his or her title. If a stock price target is not met within the specified window period, then the Performance Equity Plan participant will lose the opportunity to earn the cash or stock awards, or to accelerate the vesting of stock options, designated for that target period. If a stock price target is met within the specified window period, one fourth of the cash award will be paid, one-fourth of the stock option award will vest, and one-fourth of the stock award will be granted; the value of the award, however, may be adjusted upward or downward depending on how Syncor Common Stock performs in comparison to the S&P Health Care Index. Stock options that do not vest on an accelerated basis because stock price targets are not met vest nine and one-half years after January 1, 1998. The stock option and stock components of the Performance Equity Plan were granted under the 1990 Master Stock Incentive Plan.

Executive Vacations and Disability Insurance. Each executive officer receives four weeks of vacation annually and is covered by disability insurance paying up to 70 percent or $15,000 per month, whichever is less, of the executive officer's cash compensation, upon total disability, until the age of 65.

Summary Compensation of Executive Officers.   The following tables and
accompanying notes show the compensation for the Chief Executive Officer and the four other highest paid executive officers of Syncor.

                                              SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation

                                 Annual Compensation           Awards               Payouts

                                                Other               Securities                    All
                                               Annual   Restricted  Underlying       LTIP        Other
                                               Compen-    Stock       Options/       Payouts   Compensation
Name and                       Salary   Bonus  sation    Award(s)      SARS        (4)(5)($)    (6)($)
Principal Position     Year   (1)($)   (2)($)  (3)($)      ($)          (#)
-----------------------------------------------------------------------------------------------------------
Robert G.Funari        1997   240,000  144,643                        40,000         151,200     9,766
President and Chief    1996   233,077  131,467                        50,000                    12,581
Executive Officer      1995   210,000  117,600                                                   4,335

Monty Fu               1997   240,000  140,251                        40,000         151,200    11,342
Chairman of the        1996   233,077  131,467                        50,000                    10,507
Board                  1995   210,000  117,600                                                   4,335

Haig S. Bagerdjian     1997   163,135   95,310                        25,000          75,600     5,861
Senior Vice President, 1996   134,539  174,600                        35,000                     5,778
Business Development,  1995   104,667   58,800                        15,000                     3,894
and Secretary

Michael E.Mikity       1997   160,000   91,744                        25,000         100,800     9,090
Senior Vice President, 1996   155,385   91,744                        25,000                     9,631
Chief Financial Officer1995   140,000   78,400                                                   3,594
and Treasurer

Jack L. Coffey         1997   130,000   79,300                        17,000         106,704     8,689
Corporate Vice         1996   145,770   86,010  63,133                18,500                    10,870
President, Quality and 1995   150,000   82,992                                                   2,929
Regulatory

[FN]
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those executive officers under the Deferral Plan.

(2) The bonuses shown for 1995 were earned pursuant to the 1995 MIP but were not paid until February 1996. The bonuses shown for 1996 were earned pursuant to the 1996 MIP but were not paid until March 1997. The bonuses shown for 1997 were earned pursuant to the 1997 MIP but were not paid until March 1998. The bonuses for Mr. Fu, Mr. Funari, Mr. Mikity and Mr. Coffey shown for 1996 were adjusted from the bonus amounts indicated in the Proxy Statement for the 1997 Annual Stockholders' Meeting as a result of an adjustment to their respective MBOs, as described more fully in sub-footnote (a)of footnote 2 under the table captioned "Long Term Incentive Plans - Awards in Last Fiscal Year" below. With respect to the bonus shown for Mr. Bagerdjian in 1996, the amount includes: (i) $94,600 received pursuant to the 1996 MIP, (ii) $70,000 received pursuant to the successful settlement of an insurance claim under which Syncor was awarded $1,000,000, and (iii) $10,000 awarded in connection with his receipt of the Chairman's Award from the Company.

(3) Other Annual Compensation in the form of the value of certain perquisites did not, in the aggregate, exceed the amount of $50,000 or 10 percent of the aggregate salary and bonus compensation for the reported period, except as otherwise reported. The amount for Mr. Coffey in Fiscal 1996 represents (i) relocation-related compensation in connection with his relocation from Atlanta, Georgia to the Company's corporate headquarters, comprised of (a) $50,471 as relocation bonus, (b) $8,054 paid to third parties on his behalf, and (c) $1,250 to offset the higher mortgage costs in California (available to Mr. Coffey for a period of 12 months after his relocation), and (ii) $3,093 in travel perquisites in connection with the Company's annual meeting of officers and directors held outside of California.

(4) The long term incentive payouts were made under the 1995 MIP. Under the long term incentive component of the 1995 MIP, executive officers were eligible for long term incentive compensation in addition to the EPS Incentive as a result of the Company's achieving the EPS Threshold levels and the EPS Target levels for Fiscal 1995, Fiscal 1996 and Fiscal 1997. For Fiscal 1995, the EPS Threshold was $.40 and the EPS Target was $.45 in the Company's core radiopharmaceutical business. For Fiscal 1996, the EPS Threshold was $.50 and the EPS Target was $.55 in the Company's core radiopharmaceutical business, and the consolidated EPS target was $.33. For Fiscal 1997, the EPS Threshold was $.60 and the EPS Target was $.70 in the Company's core radiopharmaceutical business, and the consolidated EPS target was $.68. The long term incentive for executive officers has four elements: (i) an officer's base salary in 1995, multiplied by 12% if the EPS reached the EPS Threshold in Fiscal 1995, which product was multiplied by the percentage of the MBOs achieved by such officer during the fiscal year; (ii) such officer's base salary multiplied by an additional 12% if the EPS reached the EPS Target, which product was multiplied by such officer's MBOs percentage; (iii) to encourage employment longevity, there was an additional element of the long term incentive known as the Company Match, under which the sum of (i) and (ii) above was multiplied by one-third if the EPS Threshold was met or two-thirds if the EPS Target was met; and (iv) during the following two fiscal years, there was an additional Company Match if the Company meets its EPS Threshold and/or EPS Targets during those following years. Payment to the eligible employee of the long term incentive was deferred until the completion of Fiscal 1997;
actual payment was made in March 1998. An officer would have forfeited all of the Company Match earned under the 1995 MIP in any year if such officer had left the Company before December 31, 1997. The following table summarizes how the long term incentive payouts were calculated for each officer:

Officer        Year  Base    Multiplier  MBOs   Co.  Threshold  Target  Maximum
             Accrued Salary                    Match
                        ($)       (%)    (%)  (a)($)   (b)($)   (c)($)    (d)($)
Robert Funari 1995  210,000    12      100   16,800  42,000   42,000     84,000
              1996  210,000    12      100   16,800  16,800   16,800     33,600
              1997  210,000    12      100   16,800  16,800   16,800     33,600
                                                                         -------
                                                                Total   151,200

Monty Fu      1995  210,000    12      100   16,800  42,000   42,000     84,000
              1996  210,000    12      100   16,800  16,800   16,800     33,600
              1997  210,000    12      100   16,800  16,800   16,800     33,600
                                                                         -------
                                                                Total   151,200

Haig Bagerdjian1995  105,000   12      100    8,400  21,000   21,000     42,000
               1996  105,000   12      100    8,400   8,400    8,400     16,800
               1997  105,000   12      100    8,400   8,400    8,400     16,800
                                                                         -------
                                                                Total    75,600

Michael Mikity 1995  140,000   12      100   11,200  28,000   28,000     56,000
               1996  140,000   12      100   11,200  11,200   11,200     22,400
               1997  140,000   12      100   11,200  11,200   11,200     22,400
                                                                         -------
                                                                 Total  100,800

Jack Coffey   1995   150,000   12      98.8  11,856  29,640   29,640    59,280
              1996   150,000   12      98.8  11,856  11,856   11,856    23,712
              1997   150,000   12      98.8  11,856  11,856   11,856    23,712
                                                                        -------
                                                               Total   106,704

       (a)   Company Match = 2/3 of (Base Salary x Multiplier x MBOs)
       (b) For Fiscal 1995, Threshold = (Base Salary x Multiplier x MBOs) + Company Match. For Fiscal 1996 and Fiscal 1997, Threshold = Company Match.
       (c) For Fiscal 1995, Target = (Base Salary x Mulitplier x MBOs) + Company Match. For Fiscal 1996 and Fiscal 1997, Target = Company Match.
       (d)   Maximum = Threshold + Target

(5) The Proxy Statement for the 1997 Annual Meeting of Stockholders reflected a long-term incentive payout for Fiscal 1996. The amounts reflected therein, however, were earned under the 1995 MIP and the 1996 MIP, but the payout was not actually made in 1996. Payouts under the 1995 MIP earned in Fiscal 1996 were paid in March 1998, and payouts under the 1996 MIP earned in Fiscal 1996 will be paid after December 31, 1998. Accordingly, the Summary Compensation Table above indicates that no long-term incentive payout was made in Fiscal 1996.

(6)The amounts represent premiums paid for term life and disability insurance (see "Executive Life Insurance Plan") and the dollar value of Syncor's contribution under the ESSOP. Under the ESSOP, named executive officers received the following number of shares of Syncor Common Stock as matching and bonus contributions: (i) for Fiscal 1997, valued at an average of $16.125 per share as of December 31, 1997: Mr. Fu, 499, Mr. Funari, 595, Mr. Mikity, 492, Mr. Bagerdjian, 310, and Mr. Coffey, 480; (ii) for Fiscal 1996, valued at an average of $13.38 per share as of December 31, 1996: Mr. Fu, 536, Mr. Funari, 702, Mr. Mikity, 559, Mr. Bagerdjian, 333, and Mr. Coffey, 620; and
(iii) for Fiscal 1995, valued at $6.75 per share as of December 31, 1995: Mr. Fu, 511, Mr. Funari, 693, Mr. Mikity, 541, Mr. Bagerdjian, 290, and Mr. Coffey, 677.


               LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                       Estimated Future Payouts
                                                       under Non-Stock
                                                       Price-Based Plans

                                         Performance
                             Number of      or
                              Shares,   Other Period
                             Units or       Until
                              Other     Maturation or  Threshold  Target     Maximum
Name                Plan     Rights(#)    Payout (1)   ($)(2)(3) ($)(2)(3)  ($)(2)(3)
----                ----     ---------  -------------  --------- ---------  ---------
Robert G. Funari    1997 MIP    n/a       12/31/99      $47,424   $47,424    $94,848
                    1996 MIP    n/a       12/31/98       17,242    17,242     34,484
Monty Fu            1997 MIP    n/a       12/31/99       45,983    45,983     91,966
                    1996 MIP    n/a       12/31/98       17,242    17,242     34,484
Haig S. Bagerdjian  1997 MIP    n/a       12/31/99       31,250    31,250     62,500
                    1996 MIP    n/a       12/31/98       12,400    12,400     24,800
Michael E. Mikity   1997 MIP    n/a       12/31/99       30,080    30,080     60,160
                    1996 MIP    n/a       12/31/98       12,032    12,032     24,064
Jack L. Coffey      1997 MIP    n/a       12/31/99       26,000    26,000     52,000
                    1996 MIP    n/a       12/31/98       11,280    11,280     22,560

[FN]
(1) Under the 1996 MIP and the 1997 MIP, amounts earned under the long term incentive component are not paid until the earlier of an employee's termination from the Company or, respectively, December 31, 1998 or December 31, 1999. An eligible employee forfeits all of the Company Match earned in any year if such employee leaves the Company before the applicable December 31 date.

(2) The methodology by which future payouts earned in 1997 under the 1996 MIP are calculated is the same methodology for the calculaton of future payouts earned in 1996 under the 1995 MIP, as described in footnote 4 to the "Summary Compensation Table." Since all EPS Threshold and EPS Target levels for Fiscal 1997 were achieved, each executive officer is entitled to the Company Match component under the 1996 MIP. The following table summarizes how the future long term incentive payouts earned in Fiscal 1997 under the 1996 MIP were calculated for each officer:

Officer          Base   Multiplier  MBOs   Co.    Threshold Target Maximum  Date
                 Salary                    Match                            Paid
                  ($)      (%)     (%)(a) ($)(b)    ($)(c)  ($)(d) ($)(e)
Robert Funari   240,000     12       89.8  17,242   17,242  17,242  34,484 12/31/98
Monty Fu        240,000     12       89.8  17,242   17,242  17,242  34,484 12/31/98
Haig Bagerdjian 155,000     12      100.0  12,400   12,400  12,400  24,800 12/31/98
Michael Mikity  160,000     12       94.0  12,032   12,032  12,032  24,064 12/31/98
Jack Coffey     150,000     12       94.0  11,280   11,280  11,280  22,560 12/31/98

          (a) The MBOs for certain officers for Fiscal 1996 were adjusted after the Proxy Statement for the 1997 Annual Stockholders' Meeting was already distributed to the stockholders. Mr. Fu's and Mr.Funari's respective MBOs were increased from 83% to 89.8%. Mr.Mikity's and Mr. Coffey's respective MBOs were increased from 90% to 94%. The adjustments were made because initial calculations did not take into account financial objectives, as provided by the terms of the 1996 MIP, measured by budget attainment results for the department over which the respective officer has direct responsibility.
          (b)  Company Match = 2/3 of (Base Salary x Multiplier x MBOs)
          (c)  Threshold = Company Match
          (d)  Target = Company Match
          (e)  Maximum = Threshold + Target

   (3) The methodology by which future payouts earned in 1997 under the 1997 MIP are calculated is the same methodology for calculating future payouts earned in 1995 under the 1995 MIP, as described in footnote 4 to the "Summary Compensation Table." Since all EPS Threshold and EPS Target levels for Fiscal 1997 were achieved, each executive officer is entitled to the long term incentive component and the Company Match component under the 1997 MIP. The following table summarizes how the future long term incentive payouts earned in Fiscal 1997 under the 1997 MIP were calculated for each officer:

Officer         Base     Multiplier MBOs   Co.     Threshold  Target Maximum  Date
                Salary                     Match                              Paid
                 ($)         (%)     (%)   (a)($)    (b)($)  (c)($)  (d)($)
Robert Funari   240,000      12      98.8   18,970   47,424  47,424  94,848 12/31/99
Monty Fu        240,000      12      95.8   18,393   45,983  45,983  91,966 12/31/99
Haig Bagerdjian 163,096      12      95.8   12,500   31,250  31,250  62,500 12/31/99
Michael Mikity  160,000      12        94   12,032   30,080  30,080  60,160 12/31/99
Jack Coffey     130,000      12       100   10,400   26,000  26,000  52,000 12/31/99

            (a)   Company Match = 2/3 of (Base Salary x Multiplier x MBOs)
            (b)   Threshold = (Base Salary x Multiplier x MBOs) + Company
                  Match
            (c)   Target = (Base Salary x Multiplier x MBOs) + Company Match
            (d)   Maximum = Threshold + Target


                      OPTION EXERCISES AND YEAR-END VALUES TABLE
                   Aggregated Option/SAR Exercises in Last Fiscal Year
                            and FY-End Option/SAR Values

                                                Number of            Value of
                                           Securities Underlying    Unexercised
                                                Unexercised         In-the-Money
                                                Options/SARs        Options/SARs
                                                 at FY-End           at FY-End(1)
                                                   (#)                  ($)
                                                 ---------           -----------
                       Shares           Value    Exercisable/        Exercisable/
                       Acquired on    Realized  Unexercisable       Unexercisable
Name                   Exercise(#)      ($)        (2)                  (3)
Robert Funari                                   114,125/111,375      851,453/742,984
Monty Fu                                         21,050/80,350       141,756/506,419
Haig Bagerdjian                                  35,175/65,059       209,616/306,544
Michael Mikity                                   34,750/46,250       231,913/215,938
Jack Coffey                                      31,400/39,800       213,409/204,178

[FN]
(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options/SARs.

(2) Each of the outstanding options were granted with an exercise price of 100 percent of fair market value on the date of grant, for a term (subject to earlier termination following a termination of employment) of five to ten years. The options are exercisable no earlier than six months of the grant date for repriced stock options, and no earlier than the first anniversary of the grant date for all other stock options. The options vest over the course of up to four years. The options were granted under Syncor's 1990 MSIP, or earlier 1981 Master Stock Option Plan (established by the predecessor of Syncor, the "1981 MSOP"), at the discretion of the Board of Directors. Grantees did not pay for options. The 1981 MSOP is not qualified under the Internal Revenue Code. No options under the 1981 MSOP have tandem rights. After the adoption of the 1990 MSIP, no options were granted under the 1981 MSOP. All options that expire or lapse under the MSOP become available for grant under the MSIP.

(3) Based upon a market value of $16.125 per share (the closing price of the Company's Common Stock as reported on NASDAQ on December 31, 1997).



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                               Potential Realizable
                                                                   Value at Assumed
                                                              Annual Rates of Stock
                                                             Price Appreciation for
                    Individual Grants                                   Option Term
 ----------------------------------------------------------------------------------

                  Number of
                  Securities  % of Total
                  Underlying    Options
                   Options     Granted to     Exercises or   Expiration
 Name              Granted     Employees in   Base Price       Date    5%($) 10%($)
                     (1)       Fiscal Year                    ($/Sh)    (2)    (2)
-------------------------------------------------------------------------------------
Robert Funari       40,000        9.99         9.75         6/18/07   245,269 621,560
Monty Fu            40,000        9.99         9.75         6/18/07   245,269 621,560
Haig Bagerdjian     25,000        6.24         9.75         6/18/07   153,293 388,475
Michael Mikity      25,000        6.24         9.75         6/18/07   153,293 388,475
Jack Coffey         25,000        4.24         9.75         6/18/07   104,239 264,163

[FN]
(1) The options were granted on June 18, 1997 under the Company's 1990 Master Stock Incentive Plan. One-fourth of the shares underlying each option vest on each anniversary date.

(2) Assumes that the market price of Syncor's Common Stock appreciates in value from the date of grant to the end of the option term at the rates indicated.

        EMPLOYMENT, SEVERANCE, INDEMNITY AND CHANGE OF CONTROL ARRANGEMENTS

Monty Fu's Employment Agreement. The employment agreement between Syncor and Mr. Fu, dated January 1, 1997 and amended and restated on December 31, 1997 (the "Fu agreement"), expires on December 31, 1999. The Fu Agreement provides for a base salary in the annual amount of $240,000 for Fiscal 1997 and $275,000 for Fiscal 1998, plus various fringe benefits, including participation in the Company's Management Incentive Plans, the Performance Equity Plan implemented in 1998, and any other incentive plan approved by the Board of Directors and applicable generally to the Company's executive officers. The Fu Agreement provides for various payments to Mr. Fu or his beneficiaries in the event of his death, disability or termination and in the event of a change of control of Syncor. In the event of his death or termination due to disability, a termination for cause, or a voluntary resignation or retirement, Mr. Fu or his beneficiaries would be entitled to receive a payment equal to the prorated portion of his then current salary and to receive prorated, earned and deferred amounts due under any incentive plan in which Mr. Fu is a participant. Payouts deferred under such incentive plans would be paid in accordance with the terms of the applicable plan, but the Company would have no obligation to pay any portion of the Company matching component available under such plan. Mr. Fu would also be entitled to exercise any vested stock options for a period of 90 days. In the event of a termination without cause, Mr. Fu would receive the same payments described above, plus severance compensation equal to his annual salary payable in biweekly installments. If a termination without cause occurred following a change of control as defined below, Mr.Fu's severance compensation would equal two years' salary. A change of control occurs under the agreement when (i) 20% or more of Syncor's outstanding voting stock is acquired by a person, or group of related persons not affiliated with Syncor, or (ii)Syncor sells more than 50% of Syncor's assets not in the ordinary course of business, or (iii) the Board of Directors fails to determine a "Qualified Offer" as that term is defined in Section 1(a) of that certain Rights Agreement, dated as of September 8, 1989, between Syncor and the American Stock Transfer & Trust Company.

Robert Funari's Employment Agreement. Mr. Funari entered into an employment agreement with Syncor dated January 1, 1997, as amended and restated as of December 31, 1997. The material terms of Mr. Funari's employment agreement are identical to the terms of the Agreement described above, except that his base salary for Fiscal 1998 will be $325,000.

Other Agreements with Change of Control Arrangements. In addition to the above agreements, each non-employee Director and executive officer has a Benefits Agreement pursuant to which, under certain limited conditions in the event of a change in control, each person receives compensation for one year and all stock options fully vest immediately. The 1990 Master Stock Incentive Plan also provides for the vesting of all unvested options upon a change of control. Finally, the Performance Equity Plan, described above under the section "Compensation of Directors and Officers," provides for the acceleration of the vesting of stock options, the grant of stock awards and the payment of cash awards upon a change of control.

Indemnity Agreement. Each non-employee Director and executive officer has an Indemnity Agreement which under certain conditions, provides for indemnification of the Directors or executive officers for the duties performed for Syncor or its subsidiaries and affiliates.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during Fiscal 1997 were Arnold E. Spangler, Chairman, Dr. Steven B. Gerber and Dr. Gail R. Wilensky, all of whom were non-employee Directors. From time to time, members of the Compensation Committee asked the participation of the executive officers, including the Chief Executive Officer, in their deliberations for the purpose of gathering information or recommendations. During Fiscal 1997, none of the Compensation Committee members had a relationship requiring disclosure under any paragraph of
Item 404 of Regulation S-K.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In November 1997, the Company made an interest-free loan to Michael Mikity, Senior Vice President and Chief Financial Officer, in the amount of $100,000 in advance of his 1997 bonus. The amount was repaid in full in March 1998.


                      RELATIONSHIP WITH INDEPENDENT AUDITORS

KPMG Peat Marwick LLP was appointed by the Board of Directors as Syncor's independent auditor for the fiscal year ending December 31, 1998. KPMG Peat Marwick LLP was Syncor's independent auditor for Fiscal 1997.

A representative from KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make statements, and will be available to respond to appropriate questions.


                SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), requires Syncor's Directors and executive officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Additionally,
Item 405 of Regulation S-K under the 1934 Act requires the Company to identify in its proxy statement those individuals for whom one of the above-referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Based solely upon its review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all reports required to be filed during 1996 pursuant to Section 16(a) of the Act were timely filed, except that Brad Nutter,who became the Company's Executive Vice President and Chief Operating Officer in July 1997, was 24 days' late in filing his initial Form 3. The Company's legal department typically prepares the Forms 3, 4 and 5 on behalf of the executive officers. The Company did not become aware during 1997 of any delinquent filings for prior fiscal years.

The following Report of the Compensation Committee and the Performance Graph included in this proxy statement shall not be deemed to be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the 1934 Act, except to the extent Syncor specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.


                        REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee reviews management's suggestions on executive base salary compensation and annual incentive compensation, makes recommendations to the Board of Directors, and evaluates the executive officers' performance.

In determining the compensation recommendations for all executive officers to the Board of Directors, the Compensation Committee considers the contributions of individual executive officers, the performance and prospects of the Company over time, and the desirability of attracting and retaining a highly capable and experienced executive officer group. The Internal Revenue Service's regulations, limiting the corporate deductions to $1,000,000 per executive officer, are also taken into consideration in determining total compensation of the executive officers.

The Company's policy for compensating executive officers is to offer a compensation package consisting of a base salary that is comparable to other publicly traded companies of similar size, annual incentive compensation in the form of a bonus based upon the Company's and the individual executive officer's performance during the year, and long-term incentive compensation based on the Company's future performance. The philosophy underlying the Company's compensation policy is that effective management promotes growth for the Company, which in turn builds stockholder value; an officer would be rewarded if he or she contributes to building stockholder value.

The Compensation Committee designed the annual incentive compensation under the 1995, 1996 and 1997 Management Incentive Plans (each a "MIP") to be consistent with (a)overall Company performance, measured as earnings per share ("EPS"), and
(b) the employee's individual performance, measured by successful achievement of specific performance goals. The Threshold and Target EPS levels required to be met to receive the annual incentive compensation were set at $.40 and $.45, respectively, for Fiscal 1995, $.50 and $.55 for Fiscal 1996, and $.60 and $.70 for Fiscal 1997. The individual performance goals are established each year based on recommendations of the Chief Executive Officer, as approved by the Compensation Committee and the Board of Directors. Individual performance, in turn, is measured by "management by objectives" or "MBOs", goal-oriented methods used to evaluate the performance of managers against established individual and department objectives. Annual incentive compensation for Syncor's executive officers can increase or decrease significantly if individual performance or Syncor's performance exceeds, or fails to achieve, targeted performance levels. The annual incentive compensation for Fiscal 1998 is governed by the same principles discussed above, except that instead of having multi-tiered EPS levels, the Board decided to award the incentive compensation if the Company achieves an EPS level of $.95 in Fiscal 1998. Assuming that the EPS level is reached and an officer achieves 100% of his MBOs, the executive officer will receive as his or her annual incentive compensation 40% to 65% of base salary, depending on his title and as determined in advance by the Board of Directors.

The long term incentive is intended (x) to achieve longer term accountability for planning and execution; (y) to encourage overachievement; and (z) to enhance the retention of highly effective management personnel. In addition, the long term incentive is intended to link the officer's overall compensation with the Company's future performance. The MIPs were designed as three year plans with separate thresholds and targets for each year based upon Company performance, measured by EPS, and individual performance, measured by MBOs. Any amounts calculated for any of the components of the 1995 MIP, the 1996 MIP and the 1997 MIP must be multiplied by the degree to which MBOs were attained by each eligible employee. All compensation earned under the 1995 MIP have been paid to the executive officers. The long-term incentive under the 1996 MIP and the 1997 MIP will be paid after December 31, 1998 and December 31, 1999, respectively.

In April 1998, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Performance Equity Plan as the long-term incentive component of the executive officers' compensation in lieu of the long-term incentive component of the previous plans. The Performance Equity Plan is described in more detail above in the section captioned "Compensation of Directors and Executive Officers." The objectives of the Performance Equity Plan are similar to those of the MIPs, but instead of conditioning the awards on the attainment of EPS levels, the Performance Equity Plan conditions the award of cash and stock and the accelerated vesting of options on the attainment of Syncor Common Stock price targets ($20 by June 30, 1999, $25 by June 30, 2000, $34 by June 30, 2001, and $43 by June 30, 2002). The awards would also be adjusted upwards or downwards depending on how Syncor's Common Stock performs relative to the S&P Health Care Index. The Compensation Committee believes that tying the awards to the achievement of the stock price targets provides a more quantifiable and objective measure of the performance of the Company's executive officers. In addition, since executive officers would receive their awards only if the stockholders obtain a direct financial benefit through the achievement of higher stock prices, the interests of the executive officers are even more closely aligned with the interests of the stockholders.

Mr. Fu's and Mr. Funari's compensation and related benefits are based principally on their rights under their respective employment agreement with Syncor, each of which is described above in the section captioned "Employment, Severance, Indemnity and Change of Control Arrangements." Their annual incentive compensation in 1997 reflected the Company's achieving its EPS Threshold and Target levels in 1997 and MBO levels of 98.8% for Mr. Funari and 95.8% for Mr. Fu. The annual incentive compensation is summarized for Fiscals 1995, 1996 and 1997 in the "Summary Compensation Table" and the related footnotes. Their long term incentive compensation paid out or accrued in 1997 reflected the Company's achieving its EPS Threshold and Target levels during the past three years, as well as the MBO levels achieved by Mr. Fu and Mr. Funari during those years. The long term incentive compensation is summarized for Fiscal 1997 in the "Long-Term Incentive Plans--Awards in Last Fiscal Year" table and the related footnotes.

Consistent with our effort to link further the interests of the executive officers and the Company's stockholders, the Company has submitted the Senior Management Stock Purchase Plan to the stockholders for their approval. The Stock Purchase Plan is designed to encourage the further linkage of the risks of ownership associated with the ownership of shares by executive officers and other members of senior management. A discussion of the Stock Purchase Plan is provided below under the section captioned "Proposal Two: 1998 Senior
Management Stock Purchase Plan," and a copy of the Stock Purchase Plan is attached hereto as Exhibit A.

Finally, we recognize that all employees contribute to the Company's goals and objectives. We believe that all employees should also be able to obtain rewards from future appreciation of the Company's stock price. Accordingly, we are submitting to the stockholders for their approval the Universal Performance Equity Participation Plan, which is summarized below under the section captioned "Proposal Three:Universal Performance Equity Participation Plan." A copy of the plan is attached hereto as Exhibit B. The plan is available to all Company employees who participate in the ESSOP and who work for the Company at least 30 hours per week, but who do not participate in the Performance Equity Plan described above. Under the plan, employees would be granted options that would vest on December 31,2007, but that could vest earlier if at any time on or after June 30, 2002, the price of the Company's Common Stock is at $43 or higher. In addition to giving employees a stake in the Company's future financial performance, the plan also promotes the retention of employees and aligns the interests of all employees with the interests of the stockholders.

Dated: May 5, 1998     Compensation Committee of
                       the Board of Directors,
                       Syncor International Corporation

                       Arnold E. Spangler, Chairman
                       Dr. Gail R. Wilensky
                       Dr. Steven B. Gerber


                        SYNCOR STOCK PRICE PERFORMANCE

The following chart compares the value of $100 invested in Syncor Common Stock from May 31, 1992, through December 31, 1997, with the similar investment in the NASDAQ Composite (U.S. companies), with the S&P Health Care Composite, and with the S&P SmallCap 600 Health Care (Medical Products & Supplies) Composite. The NASDAQ Composite (U.S. companies) is an index comprised of all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The S&P Health Care Composite is a composite index which is weighted among the following S&P indices: Health Care Diversified (38.6%); Health Care Drugs-Major Pharmaceuticals (43.8%); Hospital Management (3.5%); Medical Products and Supplies (9%); Biotechnology (1.7%); Managed Care (1.5%); Long Term Care (1.6%); and Health Care Specialized Services (0.3%). The S&P SmallCap 600 Health Care (Medical Products & Services) Index is a composite index of twenty health care companies in the S&P SmallCap 600, including Syncor (.041%), that primarily provide medical products and supplies. The table below shows the value of each such investment on May 31, 1992 and 1993, and December 31, 1993,1994,1995,1996
and 1997 assuming reinvestment of dividend.

                                CUMULATIVE TOTAL RETURN GRAPH

                                 May-92 May-93 Dec-93 Dec-94 Dec-95 Dec-96 Dec-97
                                 ------ ------ ------ ------ ------ ------ ------
Syncor International Corporation  $100   $108   $119   $37    $36     $71    $86
--------------------------------
NASDAQ Stock Market(U.S.)         $100   $120   $134   $131   $185    $227   $279
--------------------------------
S&P Health Care Composite Index   $100   $87    $88    $100   $157    $190   $273
--------------------------------
S&P SmallCap Health Care          $100   $107   $119   $113   $167    $171   $200
(Medical Products & Supplies)
Index
--------------------------------

                PROPOSAL TWO: 1998 SENIOR MANAGEMENT STOCK PURCHASE PLAN

On April 17, 1998, the Board of Directors of the Company adopted the 1998 Senior Management Stock Purchase Plan (the "Purchase Plan"), subject to approval of the Company's stockholders. The Purchase Plan entitles selected officers, directors and employees of the Company, or any subsidiary of the Company, to purchase, in the aggregate, up to 1,000,000 shares of common stock of the Company ("Shares") in accordance with the terms of the Purchase Plan.

The major provisions of the Purchase Plan are summarized below. The following summary is qualified in its entirety by reference to the text of the Purchase Plan, which is attached hereto as Exhibit A.

                        Description of the Purchase Plan

Purpose. The purpose of the Purchase Plan is to advance the interests of the Company and its subsidiaries by providing stock ownership opportunities to officers, directors and other employees of the Company and its subsidiaries. The Company recognizes that aligning the officers', directors', and employees' personal interests more closely with the stockholders' interests and with the Company's financial performance will benefit the long-term growth of the Company while aiding it in attracting and retaining employees of exceptional ability.

Administration. The Board of Directors, or any committee appointed by the Board consisting of two or more non-employee directors, is the administrator of the Purchase Plan (the "Administrator"). The Administrator has broad discretion under the Purchase Plan.

Number of Shares. The total number of Shares available for purchase pursuant to the Purchase Plan will not exceed 1,000,000 shares.

Eligibility and Participation. Unless otherwise approved by the Board of Directors, only selected officers and employees of the Company or any subsidiary of the Company who have worked for the Company for at least twelve months, and directors of the Company or a subsidiary of the Company (the "Purchasers"), may purchase Shares under the Purchase Plan. As of the date of the Purchase Plan's adoption, 20 employees and directors have been selected to participate in the Purchase Plan.

Voluntary and Discretionary Nature of Purchase Plan. The granting of the right to purchase Shares under the Purchase Plan shall be entirely discretionary with the Administrator. Purchasers are under no obligation to purchase any or all of the Shares made available for purchase by them.

Price, Payment and Pledge. The purchase price per Share shall be the lower of
(a) the closing price per share of the Company's Common Stock at the close of trading on the date of stockholder approval or (b) the average closing price during the ten-day period immediately preceding the date of stockholder approval. Payment for the Shares shall be made by means of a full recourse, interest-bearing Promissory Note, the payment of which shall be secured by a pledge of the Shares. The Board of Directors may, in its discretion, extend the maturity date of any Promissory Note. The Promissory Note is due five years after execution, subject to the provisions described in the section captioned "Rights Upon Termination and/or Change in Control" below.

Rights of Purchaser. The Purchaser shall be issued a certificate representing the number of Shares purchased, and the Purchaser shall have all rights of a stockholder with respect thereto, including voting rights and the right to receive dividends and distributions so long as Purchaser is not in default under the terms of the Purchase Plan, the Promissory Note, the Subscription Agreement, the Pledge Agreement, and other related documents.

Rights Upon Termination and/or Change in Control. If Purchaser's employment with the Company is terminated for any reason, with or without cause or voluntarily by the Purchaser, at any time prior to the payment in full of the Promissory Note, the Company shall have an option (the "Option") to purchase all or any portion of the Shares owned by the Purchaser at a price equal to the closing sale price per share of the Common Stock on the effective date of termination. In the event that the Company does not exercise the Option, or exercises the Option only with respect to a portion of the Purchaser's Shares, the maturity date of the Promissory Note of that Purchaser shall be immediately accelerated to the date that is sixty days after the expiration of the option period.

Following a Change in Control (as defined in the Purchase Plan) of the Company approved by the Board of Directors, the maturity date of the Promissory Note shall be as set forth therein, provided, however, that if the Purchaser's employment with the Company is terminated, with or without cause or voluntarily by the Purchaser, then the maturity date of the Promissory Note shall be immediately accelerated to the date that is six months after the effective date of termination.

In the event of a Change in Control that is not approved by the Board of Directors of the Company, the Promissory Note shall be deemed to have been fully paid by the Purchaser as of the date of the Change in Control, and all payment and other obligations of the Purchaser thereunder shall be fully extinguished and forgiven. If the forgiveness of the loan results in an excess parachute payment pursuant to Internal Revenue Code Section 280G, the amount deemed paid upon a Change in Control not approved by the Board of Directors shall be the maximum amount that may be deemed paid by the Purchaser without triggering an excess parachute payment under Internal Revenue Code Section 280G; the balance of the Promissory Note would be treated in accordance with the preceding paragraph.

Forfeiture of Gain. If the Purchaser sells any Shares within two years after his or her purchase of the Shares for any reason other than pursuant to a Change in Control of the Company, or a merger, acquisition or other corporate transaction pursuant to which the Shares are effectively sold, converted or transferred by operation of law, and such sold Shares, at the time of sale, were pledged to Syncor to secure the Purchaser's obligations under his or her Promissory Note, then twenty five percent (25%) of any gain realized by the Purchaser upon such sale shall be forfeited and paid over to the Company, less any interest payment the Purchaser may have paid to the Company with respect to those sold Shares.

Purchaser Option to Sell Shares to Company. In the event that the closing price for a share of Common Stock falls below ninety five percent (95%) of the Purchaser's purchase price for a Share while the Promissory Note remains outstanding (such event being hereinafter referred to as the "Threshold Event") and so long as such Threshold Event is continuing, the Purchaser shall have the option (the "Purchaser Option") to sell all or any portion of his or her Shares to the Company, and the Company shall be obligated to purchase all such Shares from the Purchaser, for an amount per Share equal to the closing price for a share of Common Stock on the date that the Purchaser Option notice is received by the Company. The proceeds from such sale shall be used by the Purchaser to pay, in part, its obligations under the Promissory Note. If the Purchaser exercises the Purchaser Option with respect to all of his or her Shares, the Purchaser shall pay to the Company the remaining balance under the Promissory Note within thirty (30) days after the Company purchases the Purchaser's Shares. If the Purchaser exercises the Purchaser Option with respect to only a portion of his or her Shares, the Purchaser shall pay down the Promissory Note such that the Purchaser's remaining obligations under the Promissory Note after taking into account such payment will not exceed the fair market value of the Purchaser's remaining Shares pledged to the Company.

Purchase by Non-Employee Directors. Each non-employee Director shall be eligible to purchase up to 15,000 Shares under the Purchase Plan. If any decision with respect to, or any amendment is made to, the Purchase Plan by the Board of Directors or the committee designated by the Board to administer the Purchase Plan, and such decision or amendment has the effect of benefitting the Board's non-employee Directors, such decision or amendment must also be approved by a majority of Directors of the Board who have no self-interest in such decision or amendment. If there are no disinterested directors with respect to such decision or amendment, then any such decision or amendment must be approved by the stockholders of the Company.

                  Federal Tax Aspects of the Purchase Plan

The following is a brief summary of certain of the Federal income tax consequences relevant to purchases made under the Purchase Plan based on Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, no compensation income or other income will be recognized by a Purchaser under the Purchase Plan to the extent that the purchase of Shares is at a price which is not less than their value at the date of purchase. Compensation income to the Purchaser, subject to payroll tax withholding, will arise to the extent that the price of Shares is less than their value at that date. In the event of a Change of Control which is not approved by the Company's Board of Directors, a Purchaser's unpaid Promissory Note may be cancelled and such cancellation would constitute compensation income to the Purchaser, also subject to payroll tax withholding. Whenever the Purchaser is required to recognize compensation income, the Company would generally be entitled to a deduction in an equal amount, subject to the $1,000,000 limitation on deductibility of employee remuneration under Section 162(m) of the Code.

The interest payable on a Promissory Note will constitute income to the Company as it accrues and will, subject to the limitation on investment interest, be deductible by a Purchaser when paid. The portion of any gain remitted to the Company if and when a Purchaser makes a disposition of Shares within two years of their acquisition under the Purchase Plan, would probably be treated as the payment by the Purchaser of additional interest.

Gain or loss realized by the Purchaser on a sale will be taxable as long-term or short-term capital gain depending on the holding period of the Shares.

Tax Treatment of Capital Gain. The maximum Federal income tax rate applied to capital gains realized on a taxable disposition of common stock held by a taxpayer as a capital asset is (i) 20% if the stock is held for more than 18 months; (ii) 28% if held for more than 12 months but not more than 18 months; and (iii) the rate that applies to ordinary income if held for 12 months or less.

  Interest of Current Executive Officers and Directors in the Purchase Plan

   The following table sets forth certain information with respect to the maximum of shares that the individuals below are eligible to purchase under the Purchase Plan, as approved by the Board of Directors. All 1,000,000 shares available for purchase have been allocated to the 20 eligible individuals.

                              New Plan Benefits

Name and position             Dollar Value($)(1)         Number of Shares
-----------------             ------------------         ----------------
Robert G. Funari              2,182,500                  120,000
President and Chief
Executive Officer

Monty Fu                      2,273,438                  125,000
Chairman of the Board

Brad Nutter                   1,818,750                  100,000
Executive Vice President
and Chief Operating Officer

Michael E. Mikity             1,636,875                   90,000
Senior Vice President,
Chief Financial Officer and
Treasurer

Haig S. Bagerdjian            1,636,875                   90,000
Senior Vice President,
Business Development, and
Secretary

Jack L. Coffey                1,091,250                   60,000
Corporate Vice President,
Quality and Regulatory

Executive Group              14,186,250                  780,000
(13) Individuals

Non-Executive Group           1,364,063                   75,000
(5) Individuals

Non-Executive Officer         4,001,250                  220,000
Employee Group

[FN]
(1) Unless otherwise stated below, the dollar value is an estimate of the maximum purchase price based on the closing price per share of $18.1875 as of March 31, 1998. The actual purchase price will be determined as described above.

                                Vote Required

To approve the Purchase Plan, the affirmative vote of the holders of a majority of the shares present and voting on this proposal at the Annual Meeting is required.

The Board of Directors recommends that the stockholders vote FOR approval of the Purchase Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.


        PROPOSAL THREE: UNIVERSAL PERFORMANCE EQUITY PARTICIPATION PLAN

On April 17, 1998, the Board of Directors of the Company adopted the Universal Performance Equity Participation Plan (the "Universal Plan"), subject to approval of the Company's stockholders. The Universal Plan enables the Company to grant stock options to all non-management employees and thereby allows these employees to have a stake in the Company's future growth and to obtain direct benefits from future appreciation of the Company's Common Stock. The Universal Plan also promotes the retention of the Company's employees, and aligns the interests of employees with the interests of the stockholders.

The major provisions of the Universal Plan are summarized below. The following summary is qualified in its entirety by reference to the text of the Universal Plan, which is attached hereto as Exhibit B.

                     Description of the Universal Plan

Administration. The Universal Plan is administered by the Compensation Committee of the Board or any other committee of Directors appointed by the Board for purposes of serving as the committee under the Universal Plan ("Administrator"). The Administrator has considerable discretion under the Universal Plan, including the authority to reprice an option if circumstances so warrant.

Eligibility. In order for an employee to be eligible to participate in the Universal Plan, the employee must be a participant of the Company's Employees' Savings and Stock Ownership Plan (the "ESSOP"), the employee must work 30 hours or more per week for the Company, and the employee does not participate in any of the Performance Equity Plans available to executive officers, other members of senior management and selected employees. Almost all full-time employees who have or will have been with the Company for at least one year will be eligible to participate.

Shares That May Be Issued Under The Universal Plan. The number of shares that may be issued pursuant to awards under the Universal Plan cannot exceed 1,800,000 shares. Shares relating to options which are not exercised and lapse or are terminated, will again be available for purposes of the Universal Plan.

Grants of Awards. The options are granted at market price on date of grant, and terminate on June 15, 2008 regardless of when the options are granted. The number and type of awards under the Universal Plan to be received by any eligible person cannot be determined at this time because no determination has been made as to any specific award. The maximum number of option shares granted to an employee will be based on a formula to be determined by the Administrator. The actual number of option shares granted, however, will depend on when an employee becomes eligible to participate in the Universal Plan:

       Date of Eligibility                                  % of Maximum Shares
       ------------------                                  -------------------
       On or before June 30, 1999                                  100%
       After June 30, 1999 but on or before January 1, 2000         85%
       After January 1, 2000 but on or before June 30, 2000         66%
       After June 30, 2000 but on or before January 1, 2001         50%
       After January 1, 2001 but on or before June 30, 2001         33%
       After June 30, 2001                                           0%

At the Administrator's discretion, the number of option shares granted to an employee may be increased from time to time to take into account salary increases, the effects of inflation and other relevant factors.

Options. The Administrator will designate each option as a "non-qualified" or an "incentive stock option." For a summary of the differences in the tax treatment of the two types of options, please refer to "Federal Tax Aspects of the Universal Plan" below. Incentive stock options may be subsequently amended in a manner that disqualifies them from such treatment.

Vesting of Options. All options shall vest on December 31,2007. An option may vest on an earlier date after June 30, 2002, however, if the Company's Common Stock price is $43 or higher on or after June 30, 2002 and that stock price is maintained for a period of ten trading days during a period of twenty consecutive trading days immediately prior to the vesting date. As a condition to the accelerated vesting of an option, however, an optionee must have delivered, within sixty days after the award date, a letter addressed to the Company's Chief Executive Officer expressing such employee's commitment to the achievement of the goals and objectives set by the Chief Executive Officer for the Company.

Company's Option to Purchase Option Shares. In the event that an optionee exercises his or her option and proposes to sell the underlying shares, the Company shall have an option to purchase the shares acquired by the optionee as a result of the exercise at fair market value.

Exercise Period. Upon the date a recipient is no longer employed by Syncor or its subsidiaries for any reason, all options which have not yet become exercisable will terminate, while options which have become exercisable usually must be exercised within three months from such date or one year from such date if the termination of employment is a result of retirement, death or total disability. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Administrator.

Other Acceleration of Awards; Change in Control. Upon the occurrence of a merger, liquidation, sale of all the assets, or change in control, which constitutes an "Event" (as defined in the Plan), each option will immediately become exercisable. Such acceleration will automatically occur unless the Administrator, prior to the Event, determines otherwise. The Administrator may (subject to the consent of the holder, where required) substitute awards or modify the terms and conditions of an outstanding award, among other things, to extend the term, accelerate vesting, reduce the price or otherwise preserve or enhance intended benefits, subject to the terms of the Universal Plan.

Termination or Changes to the Plan. The Board may amend the Universal Plan, but stockhlder approval will be required to increase the number of option shares available under the Universal Plan or if such approval is necessary to continue to qualify stock options as incentive stock options. Unless previously terminated by the Board, the Universal Plan will terminate on June 30, 2002, and no awards will be granted under it thereafter, but such termination will not affect any award previously granted.

                Federal Tax Aspects of the Universal Plan

The following is a brief summary of certain of the Federal income tax consequences relevant to stock options granted under the Universal Plan based on Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

(a) Non-Statutory Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-statutory stock option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the value of the Shares on the date of exercise; and (iii) at sale, the amount of the sales proceeds in excess of the Shares' tax basis (normally, value at the time of exercise), or less than their tax basis, as the case may be, will be treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. See "Federal Tax Aspects of Purchase Plan--Tax
Treatment of Capital Gain" under Proposal Two above for the maximum Federal tax rates applicable to capital gain. The Company will generally be entitled to a deduction in the amount of the ordinary income recognized by the optionee at the time of exercise.

If an optionee pays the exercise price of a non-statutory option in whole or in part with previously-owned Shares (if permitted by the Administrator), then the tax basis and holding period of those Shares will carry over to an equal number of Shares received on exercise. As to each Share purchased for cash, thus each remaining Share, its tax basis will be equal to its value at the date of exercise, as indicated in (iii) above, and its holding period will commence on the day following the date of exercise.

The Company will have the power to withhold, or require an optionee to remit to the Company, an amount sufficient to satisfy Federal, state and other payroll taxes subject to withholding on the exercise of a non-statutory option. The optionee may elect to satisfy such withholding requirement by applying Shares to be received on the exercise, subject to such rules and conditions as the Administrator may impose.

(b) Incentive Stock Options. In general, no income will be recognized by an optionee upon the grant or exercise of an incentive stock option (although the difference between the value of the Shares and the exercise price at the date of exercise will be treated as income for purposes of the alternative minimum tax). If, after issuance of Shares to the optionee pursuant to the exercise of an incentive stock option, no disposition of such Shares is made until the expiration of two years from the date of grant of the option and one year from the date of issuance of such Shares, then, upon the sale of such Shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. See "Federal Tax Aspects of Purchase Plan--Tax Treatment of Capital
Gain" under Proposal Two above for the maximum Federal tax rates applicable to capital gain.

If Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of such Shares at the time of exercise (or, if less, the amount realized on the disposition of such Shares) over the option price paid for such Shares. Any gain in excess of the difference between such fair market value and the exercise price or any loss realized by the optionee generally will be taxed as short-term or long-term capital gain or loss depending on the holding period. The Company will generally be entitled to a deduction in the amount of the ordinary income recognized by the optionee.

                                  Vote Required

To approve the Universal Plan, the affirmative vote of the holders of a majority of the shares present and voting on the proposal at the Annual Meeting is required.

The Board of Directors recommends that the stockholders vote FOR approval of the Universal Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

                           ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders concerning the operations of Syncor for Fiscal 1997 including consolidated financial statements for that period, has been enclosed with this proxy statement.


                       FINANCIAL STATEMENTS AND INFORMATION

Syncor's consolidated financial statements for Fiscal 1997 and management's discussion and analysis of financial condition and results of operations appear in Syncor's Annual Report to Stockholders which accompanies this proxy statement.


                               STOCKHOLDER PROPOSALS

Stockholder proposals for consideration at the Annual Meeting expected to be held on June 15, 1999, must be received by the Company no later than February 17, 1999 in order for such proposals to be included in the proxy materials for the 1999 Annual Meeting. To be included, proposals must be proper under law and must comply with the Rules and Regulations of the Securities and Exchange Commission and the By-Laws of the Company. All such proposals should be addressed to the Secretary of the Company.


                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are to be presented at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters in accordance with their judgment.

The above notice and proxy statement are sent by order of the Board of Directors.


                                    /s/ Haig S. Bagerdjian
                                    ----------------------
May 5, 1998                         HAIG S. BAGERDJIAN
Woodland Hills, California          Secretary





                      AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST, SYNCOR WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, EXCEPT FOR EXHIBITS THERETO, FOR THE PERIOD ENDED DECEMBER 31, 1997 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, TO ANY STOCKHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 21, 1998. ANY EXHIBIT WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBIT. REQUESTS SHOULD BE ADDRESSED TO SYNCOR, TO THE ATTENTION OF INVESTOR RELATIONS, 6464 CANOGA AVENUE, WOODLAND HILLS,
CALIFORNIA 91367-2407, OR TELEPHONE (818) 737-4000.

                                      EXHIBIT A

                     1998 SENIOR MANAGEMENT STOCK PURCHASE PLAN

This 1998 SENIOR MANAGEMENT STOCK PURCHASE PLAN (this "Plan") is adopted by the Board of Directors (the "Board of Directors") of Syncor International Corporation, a Delaware corporation (the "Company"), effective as of the 16th day of June 1998 (the "Adoption Date").

     1. Purpose. The purpose of this Plan is to advance the interests of the Company and its subsidiaries by providing stock ownership opportunities to members of the senior management, directors and key personnel of the Company, or any parent or subsidiary of the Company, who contribute significantly to the management, growth and financial success of the Company and its subsidiaries. The Company recognizes that aligning executive officers', directors', and key employees' personal interests more closely with those of the shareholders and with the Company's financial performance will benefit the long-term growth of the Company while aiding it in attracting and retaining employees of exceptional ability.

     2.  Administration.     The Board of Directors shall, in its discretion,
establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and shall have full authority and power to interpret and construe any provision of the Plan, subject, however, to the provisions of
Section 11(c) below. Decisions of the Board of Directors shall be final, binding and conclusive on all persons who have an interest in the Plan. The Board of Directors may, in its discretion, appoint a committee consisting of two or more persons, each of whom shall be non-employee directors, to administer this Plan.

     3.  Amount of Stock.     The total number of shares of common stock,
$.05 par value ("Common Stock"), of the Company to be available for purchase pursuant to this Plan ("Shares") shall not exceed 1,000,000 shares. If any Shares available for purchase hereunder are not subscribed for in accordance with the terms of this Plan, such Shares will be available for future rights to purchase granted to eligible recipients hereunder.

     4.  Eligibility and Participation.     Only executive officers or persons
deemed to be key employees of the Company or any parent or a subsidiary of the Company who have worked for the Company for at least twelve months, and directors of the Company or a parent or a subsidiary of the Company (the "Purchasers"), may purchase Shares pursuant to the Plan. Upon the recommendation of the Chief Executive Officer of the Company or the approval of the Board of Directors, however, an executive officer or employee who has not worked for the Company or its parent or subsidiary for at least twelve months may participate in the Plan, subject to the terms and conditions for such officer's or key employee's eligibility to participate as determined by the Chief Executive Officer and approved by the Board of Directors. The names of the Purchasers currently eligible to participate in the Plan, and the number of Shares each is eligible to purchase, are listed on Annex A hereto. Each Purchaser must purchase the Shares that he or she is eligible to purchase no later than ten (10) days after the Adoption Date, or if such Purchaser is not currently listed on Annex A hereto, within ten (10) days after the Board of Directors approves the number of Shares that such Purchaser would be eligible to purchase; after such ten-day period, a Purchaser will no longer be eligible to purchase those Shares not purchased by him or her by such date.

     5.  Voluntary and Discretionary Nature of Plan.     The granting of the
right to purchase Shares under this Plan shall be entirely discretionary with the Board of Directors, and nothing in this Plan shall be deemed to give any employee of the Company or of any parent or subsidiary of the Company any right to participate in this Plan or to purchase Shares. Nothing herein may be construed to limit or restrict the right of the Company or any parent or subsidiary of the Company to terminate the employment of any Purchaser at any time, with or without cause, or to increase or decrease the compensation of such Purchaser from the rate of compensation in existence at the time the Purchaser received the right to purchase Shares under the Plan. Purchasers are under no obligation to purchase any or all of the Shares made available for purchase by them.

     6.  Price.     The purchase price per share of Common Stock under this
Plan for a Purchaser shall be the lower of (a) the closing price for one share of Common Stock on the Adoption Date or (b) the average closing price for one share of Common Stock during the ten days immediately preceding the Adoption Date, as traded in NASDAQ (the "Closing Price"). Payment for the Shares shall be made by means of a full recourse promissory note in the form attached hereto as Annex C (the "Promissory Note"), the payment of which shall be secured by a pledge of the Shares. The Board of Directors may, in its own discretion, extend the maturity date of any Promissory Note.

     7.  Rights of the Shareholder.     After the execution of the Promissory
Note in payment for the Shares, the Company shall cause to be issued to the Purchaser a certificate representing the number of Shares purchased, and the Purchaser will be the record holder of such Shares with all rights of a shareholder with respect thereto, including the right to vote such Shares and the right to receive all dividends and distributions declared and paid with respect to such Shares, subject to the pledge of such dividends and distributions to the Company under the Promissory Note. Each certificate representing Shares will be deposited by the Purchaser receiving such certificate with the Company, together with a stock power endorsed in blank in fulfillment of the pledge of the Shares. Until the payment in full of the related Promissory Notes, the certificates will bear a legend stating that such Shares were acquired under this Plan and are governed by the terms and provisions hereof and the related Subscription Agreement (the "Subscription Agreement," a form of which is attached hereto as Annex B) and the Promissory Note.

      8.  Rights Upon Termination and/or Change in Control.     From and after
approval of this Plan by the Company's shareholders in accordance with Section 14 below:

            (a) Except as set forth in Subsections 8(b) and (c) below, if the employment of the Purchaser with the Company is terminated for any reason, with or without cause or voluntarily by the Purchaser, at any time prior to the payment in full of the Promissory Note given in payment for his or her Shares, the Company shall have an option (the "Option") to purchase all or any portion of the Shares owned by the Purchaser at a price equal to the closing sale price per share of the Common Stock as traded in NASDAQ on the effective date of termination. The Company shall have thirty (30) days to exercise its Option (the "Option Period") with respect to the Purchaser's Shares. In the event that the Company does not exercise the Option, or exercises the Option only with respect to a portion of the Purchaser's Shares, the maturity date of the Promissory Note of that Purchaser shall be immediately accelerated to the date that is sixty (60) days after the expiration of the Option Period, but in no event later than the stated maturity date (or other maturity date if extended in accordance with Section 6 above) under the Promissory Note.

           (b) Notwithstanding Subsection 8(a) above, following a Change in Control (as defined below) of the Company, the maturity date of the Promissory Note shall be as set forth therein, provided, however, that if the Purchaser's employment with the Company is thereafter terminated, with or without cause or voluntarily by the Purchaser, then the maturity date of the Promissory Note of that Purchaser shall be immediately accelerated to the date that is six months after the effective date of termination established by the Company, but in no event later than the stated maturity date (or other maturity date if extended in accordance with Section 6 above) under the Promissory Note.

   For purposes of this Plan, "Change in Control" shall occur upon the occurrence of either of the following: (i) the acquisition, directly or indirectly, of twenty percent (20%) or more of the outstanding common stock of the Company by a person (as defined by Rule 13a-9 and Rule 13d-3 of the Securities Exchange Act of 1934), or group of related persons, excluding the Company, any subsidiary of the Company, or any employee benefit plan of the Company, or (ii) during any period of two consecutive years while the Promissory Notes are outstanding, individuals who at the Adoption Date constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

           (c) Notwithstanding Subsections 8(a) and (b) above, in the event of a Change in Control of the Company that is not approved by the Board of Directors of the Company, the Promissory Note shall be deemed to have been fully paid by the Purchaser as of the date of the Change in Control, and all payment and other obligations of the Purchaser thereunder shall be fully extinguished and forgiven. If the forgiveness of the loan results in an excess parachute payment pursuant to Internal Revenue Code Section 280G, the amount deemed paid upon a Change in Control not approved by the Board of Directors shall be the maximum amount that may be deemed paid by the Purchaser without triggering an excess parachute payment pursuant to Internal Revenue Code Section 280G; the balance of the Promissory Note would be treated in accordance with Subsection 8(b) above.

      9. Forfeiture of Gain. If the Purchaser sells any Shares prior to the expiration of two years from the effective date of the sale of the Shares to him or her for any reason other than pursuant to a Change in Control of the Company, or a merger, acquisition or other corporate transaction pursuant to which the Shares are effectively sold, converted or transferred by operation of law, and such sold Shares, at the time of sale, were pledged to Syncor to secure the Purchaser's obligations under his or her Promissory Note, then twenty five percent (25%) of any gain realized by the Purchaser upon such sale shall be forfeited and paid over to the Company immediately upon such sale, less any interest payment the Purchaser may have paid to the Company under the Promissory Note with respect to those sold Shares. To the extent, however, that the sum of
(i) all interest payments made by the Purchaser to the Company under the Promissory Note and (ii) the amount forfeited by the Purchaser and paid over to the Company exceeds the maximum interest amount permitted under the usury laws of California, the Purchaser shall be entitled to retain any such excess amount in order that the Company remains in compliance with applicable California laws. The purpose of this forfeiture is to further and promote the purpose of this Plan as stated in Section 1 hereof, and therefore shall not be applicable to the sale of Shares by the heirs or legal representatives of a Purchaser in the event of his or her death.

      10. Purchaser Option to Sell Shares to Company. In the event that the closing price for a share of Common Stock falls below ninety five percent (95%) of the Purchaser's purchase price for a Share while the Promissory Note remains outstanding (such event being hereinafter referred to as the "Threshold Event") and so long as such Threshold Event is continuing, the Purchaser shall have the option (the "Purchaser Option") to sell all or any portion of his or her Shares to the Company, and the Company shall be obligated to purchase all such Shares from the Purchaser. In order for the Purchaser to exercise the Purchaser Option, he or she must provide written notice (the "Purchaser Option Notice") to the Company, by facsimile, hand delivery, or certified or overnight mail, while such Threshold Event is continuing, that he or she will exercise his or her Purchaser Option. The Company shall thereafter be obligated to purchase from the Purchaser, within thirty (30) days from receipt of the Purchaser Option Notice, the Shares tendered by the Purchaser for an amount per Share equal to the Closing Price for a share of Common Stock on the date that the Purchaser Option Notice is received by the Company. The proceeds from such sale shall be used by the Purchaser to pay, in part, its obligations under the Promissory Note. If the Purchaser exercises the Purchaser Option with respect to all of his or her Shares, the Purchaser shall pay to the Company the remaining balance under the Promissory Note within thirty (30) days after the Company purchases the Purchaser's Shares. If the Purchaser exercises the Purchaser Option with respect to only a portion of his or her Shares, the Purchaser shall pay down the Promissory Note, within thirty (30) days after the Company purchases the Shares tendered by the Purchaser, such that the Purchaser's remaining obligations under the Promissory Note after taking into account such payment will not exceed the fair market value of the Purchaser's remaining Shares pledged to the Company, based on the Closing Price per share of Common Stock on the date the Purchaser Option Notice was received by the Company.

      11. Purchase by Non-Employee Directors. Notwithstanding any provision in any other section of this Plan, the purchase of Shares by the Company's non-employee directors shall be governed by this Section 11:

          (a) On the Adoption Date, each non-employee director shall be eligible to purchase up to 15,000 Shares under this Plan.

         (b) If, after the Adoption Date, additional Shares are made available to the Purchasers under this Plan, each non-employee director shall be eligible to purchase additional Shares, provided however that (i) the number of additional Shares available for purchase by each non-employee director must be approved by the employee directors of the Board and (ii) the aggregate number of additional Shares available for purchase by all the non-employee directors shall not exceed five percent (5%) of all of the additional Shares.

         (c) If any decision or amendment to this Plan is made by the Board of Directors or the committee designated by the Board to administer this Plan, and such decision or amendment has the effect of benefitting the Board's non-employee directors, such decision or amendment must also be approved by a majority of directors of the Board who have no self-interest in such decision or amendment. If there are no disinterested directors with respect to such decision or amendment, then any such decision or amendment must be approved by the shareholders of the Company.

        (d) A non-employee director who becomes an employee of the Company shall not thereafter be subject to the provisions of this Section 11, but shall be thereafter be subject to the provisions of the other Sections of this Plan.

         (e) Except as set forth in this Section 11, the purchase of Shares by non-employee directors of the Company shall otherwise conform to the other terms and conditions of this Plan.

      12. Registration of Shares. All Purchasers of the Shares will be required to agree that, unless such Shares have been registered or may otherwise be sold pursuant to an available exemption from such registration under the Securities Act, the Shares shall not be sold without the prior approval of the Company, which approval shall not be unreasonably withheld by the Company. The Shares will be purchased by the Purchaser pursuant to the terms of his or her Subscription Agreement. The Purchasers may also be considered to be affiliates, as that term is defined in Rule 144, and be subject to further restrictions on the sale of the Shares. The Company may require that a legend be placed on all certificates representing any Shares with respect to the foregoing restrictions.

      13. Amendment of the Plan. The Board of Directors may from time to time alter, amend, suspend or discontinue this Plan and make rules for its administration, subject, however, to the provisions of Section 11(c) above.

     14. Approval of Shareholders. This Plan is effective on the Adoption Date, which is the date the Company's shareholders voted in favor of adopting this Plan.

     15. Resolution of Disputes. IF A DISPUTE OR CLAIM ARISES OUT OF THIS PLAN, THE COMPANY AND THE PURCHASER AGREE TO WAIVE ANY RIGHTS EACH MAY HAVE TO A JURY OR COURT TRIAL AND TO USE BINDING ARBITRATION TO RESOLVE ALL SUCH DISPUTES BETWEEN THEM. To initiate this arbitration remedy, the party raising the dispute must make a written demand for arbitration within thirty (30) days of the conduct giving rise to the claim. Absent such timely written demand, the party raising the dispute waives any entitlement or right to arbitration and any other legal or equitable remedy. Within thirty (30) days after the giving of notice by one party to the other party of its desire to refer the matter in dispute to arbitration, the parties shall agree on an arbitrator to be selected from a list of potential arbitrators obtained for this purpose from the American Arbitration Association. If the parties fail to agree on an arbitrator within said 30-day period, either party may petition any court of competent jurisdiction for the appointment of an arbitrator, and the parties shall be bound by the selection of the court. The Company and the Purchaser shall stipulate that the arbitrator must use its best efforts to complete the arbitration proceedings within forty five (45) days after selection of the arbitrator. The arbitration shall be conducted in the County of Los Angeles and shall be conducted by an arbitrator selected in accordance with the then-existing rules of practice and procedure of the American Arbitration Association or its successor. Each party will pay its own costs in connection with the arbitration.

         The arbitrator shall not have the right to add to, subtract from, or modify any of the terms of this Plan, nor shall the arbitrator have the power to decide the justice or propriety of any specific provisions of this Plan or any matter reserved solely to the Company's discretion, it being understood that only the Board of Directors of the Company has the ultimate power to administer or modify the Plan. The arbitrator is fully bound to apply relevant public law, both as to substance and remedy, in accordance with statutory requirements and prevailing judicial decisions. The arbitrator shall not have the power to commit errors of law or legal reasoning.

         Notwithstanding the above, if the Purchaser breaches or threatens to breach any provisions of this Plan, the Company will have the right and remedy, in addition to any other rights and remedies the Company may have under law or in equity, to have its rights under the Plan specifically enforced by any court having equity jurisdiction, all without the need to post a bond or any other security or to prove any amount of actual damage or that money damages would not provide an adequate remedy, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that monetary damages will not provide an adequate remedy to the Company.

     16. Assignability. The rights to purchase the Shares under this Plan shall not be transferable or assignable by the Purchaser, and the Shares may be purchased only by the Purchaser during his lifetime. The foregoing restriction shall not be deemed to prohibit transfers by a Purchaser of purchased Shares without consideration for estate or financial planning purposes, to the extent permitted by the Board of Directors or the committee designated by the Board to administer this Plan. Except as otherwise provided herein, the provisions of this Plan shall be binding on the heirs, successors and legal representatives of the Company and the Purchasers.

      17. Exhibits. The list of Purchasers and number of Shares available for purchase by each attached as Annex A, the Subscription Agreement attached as Annex B, and the Promissory Note attached as Annex C, are hereby incorporated into this Plan by reference.

      18. Prior Plan.This Plan supersedes the Senior Management Stock Purchase Plan dated July 9, 1997 (the "1997 Plan"). The 1997 Plan has been canceled, and neither the Company nor any individual originally subscribing thereto shall be bound by the terms thereof.

                                     Annex A

                  PURCHASER                    MAXIMUM NO. OF SHARES
                  ---------                    ---------------------
                  FU, MONTY                           125,000
                  FUNARI, ROBERT G.                   120,000
                  NUTTER, BRAD                        100,000
                  USDAN, JAMES                        100,000
                  BAGERDJIAN, HAIG S.                  90,000
                  MIKITY, MICHAEL E.                   90,000
                  COOP, SHEILA H.                      60,000
                  SMITH, CHARLES A.                    60,000
                  COFFEY, JACK L.                      60,000
                  FENERIN, MICHAEL N.                  20,000
                  MARTARELLA, ROY B.                   20,000
                  ZIPP, CHARLES JOSEPH                 20,000
                  BENDER, BRIAN                        20,000
                  STONE, JAMES E.                      20,000
                  MULLEN, MARC                         20,000
                  GERBER, STEVEN B.                    15,000
                  OKI, GEORGE S.                       15,000
                  SPANGLER, ARNOLD E.                  15,000
                  WAGNER, HENRY N.                     15,000
                  WILENSKY, GAIL R.                    15,000
/TABLE

                                      Annex B

                               SUBSCRIPTION AGREEMENT

This Subscription Agreement, effective as of ________ __, 1998, is entered into by and between Syncor International Corporation, a Delaware Corporation (the "Company"), and the undersigned employee of the Company (the "Shareholder").

                                     WITNESSETH

WHEREAS, the Board of Directors of the Company has adopted a 1998 Senior Management Stock Purchase Plan (the "Plan") pursuant to which the Shareholder has been given the opportunity to purchase up to _______ shares of the common stock, $.05 par value, of the Company (the "Shares"), under the terms and conditions contained in that Plan; and

WHEREAS, the Shareholder desires to purchase certain of the Shares upon the terms and for the consideration set forth in the Plan;

NOW, THEREFORE the parties hereto agree as follows:

        1. Subscription and Payment. Shareholder hereby subscribes to purchase the number of Shares set forth on the signature page of this Subscription Agreement at a purchase price equal to $____ per Share, which is the lower of
(a) the closing price for one share of common stock of the Company on the date the Company's stockholders approved the Plan (the "Adoption Date") or (b) the average closing price for one share during the ten day period immediately preceding the Adoption Date, as traded in NASDAQ. As consideration for the purchase of the Shares, Shareholder is delivering to the Company, and the Company hereby acknowledges receipt of, his or her Promissory Note payable to the Company in the aggregate principal amount of the purchase price of the Shares indicated on the signature page hereof, and the stock certificates evidencing the Shares pledged to the Company to secure payment of the Note.

        2. Representations and Warranties. The Shareholder hereby represents and warrants to the Company, its officers, directors, stockholders, affiliates, agents, employees and representatives as follows:

            (a) Investment Intent. (i) The Shares are being acquired solely for the account of the Shareholder, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof, (ii) the Shareholder has no contract, understanding, undertaking agreement or arrangement with any person except for the Company to sell, transfer or pledge to any person the Shares or any part thereof, (iii) the Shareholder has no present plans to enter into any such contract, undertaking, agreement or arrangement, (iv) the Shareholder understands the legal consequences of the foregoing representations and warranties to mean that the Shareholder must bear the economic risk of the investment in the Shares for an indefinite period of time, (v) the Shareholder has such knowledge and experience in financial and business matters that the Shareholder is capable of evaluating the merits and risks of acquiring the Shares, and (vi) the Shareholder acknowledges that the acquisition of the Shares involves a high degree of risk which may result in the loss of the total amount of Shareholder's investment in the Shares.

           (b) Securities Compliance. The Shareholder understands that no sale, distribution, transfer or other disposition of the Shares can be made by the Shareholder unless the Shares have been registered under the Securities
Act of 1933, as amended (the "Act"), and applicable securities laws of any other relevant jurisdiction, or exemptions from such registrations are available, as evidenced by an opinion of counsel satisfactory to the Company, with respect to the proposed sale, distribution, transfer or other disposition. Any purchaser on resale or transferee of the Shares will also be required to meet the suitability requirements applicable to the Shareholder, and such purchaser or the Shareholder will be required to bear all expenses of such transfer (including the costs of any legal advice or opinions required.)

            (c) Experience. Shareholder is an executive officer, director or key employee of the Company and is knowledgeable and experienced in investments involving medical products and services generally, and the business and prospects of the Company specifically. Shareholder has such knowledge and experience in financial and business matters that he is capable of evaluating the risks of any investment in the Shares and making an informed investment decision.

           (d) No General Solicitation. The Shares have been offered to the Shareholder without any form of general solicitation or advertising of any type by or on behalf of the Company or any of its officers, directors, shareholders, employees, agents or representatives.

          (e) Access to Information. The Shareholder has (i) read the Company's Annual Report on Form 10-K for the fiscal year 1997, the Company's proxy statement and annual report furnished to shareholders for their annual meeting on June 16, 1998, and any other reports or documents required to be filed under the Securities Exchange Act of 1934, as amended, by the Company since the last fiscal year end, (ii) had an opportunity to ask questions and receive answers concerning the actual and proposed business and affairs of the Company, and is satisfied with the results thereof, and (iii) been given access, if requested, to all documents with respect to the Company or the Plan, as well as to such other information that the Shareholder has requested, in order to evaluate fully the merits and risks of an investment in the Shares.

          (f) Exempt Status. The Shareholder understands that the Shares to be sold hereunder are being offered and sold in reliance upon exemptions from registration under the Act and state securities laws. The Shareholder understands that the Company and its officers, directors, shareholders, agents, employees and representatives are relying on, among other things, the representations and warranties of the Shareholder set forth herein in offering and selling the Shares to the Shareholder in reliance upon exemptions available under the Act and state securities laws.

          (g) Domicile. The Shareholder is a bona fide resident of the State of ____________.

      3. Restrictions on Transfer. In addition to the restrictions set forth above, the Shareholder understands and agrees that (i) the Company is under no obligation to register the Shares or to perfect any exemption for resale of the Shares under applicable securities laws, (ii) if they are not registered the Shares will be restricted securities, and must be fully paid for, and the Promissory Note given in consideration therefor fully paid and canceled, for a full year under Rule 144, before a public resale of the Shares can be made and
(iii) a legend may be placed on each certificate evidencing any of the Shares and stop transfer instructions may be issued by the Company to restrict the resale, pledge, hypothecation or other transfer of the Shares in contravention of this Agreement.

      4. Notice. All communications hereunder will be in writing and, if sent to the Shareholder, will be mailed, delivered or faxed to Shareholder at the address set forth in the records of the Company, or if sent to the Company, will be mailed, delivered or faxed to its principal executive offices,
Attention: Chief Executive Officer.

     5. Spousal Consent. If shareholder is married, Shareholder's spouse must execute and deliver to the Company a spousal consent in the form set forth on Annex 1 attached hereto with all of the blanks appropriately completed. If such consent is not executed on the date this Agreement is delivered to the Company, Shareholder shall be deemed to have represented and warranted to the Company that Shareholder is not married and that no person has any community property interest in the Shares.

      6. Amendment. This Agreement may not be modified or amended except by written instrument executed by or on behalf of each of the parties hereto.

       7. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. Unless otherwise expressly provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a wavier thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     8. Entire Agreement. This Agreement and the Plan, including the exhibits, documents and agreements expressly referred to herein and therein, constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement and the Plan. There are no oral or unwritten agreements between the parties.

      9. Resolution of Disputes. IF A DISPUTE OR CLAIM ARISES OUT OF THIS PLAN, THE COMPANY AND THE SHAREHOLDER AGREE TO WAIVE ANY RIGHTS EACH MAY HAVE TO A JURY OR COURT TRIAL AND TO USE BINDING ARBITRATION TO RESOLVE ALL SUCH DISPUTES BETWEEN THEM. The arbitration shall be conducted in accordance with the procedures and provisions set forth in Section 15 of the Plan.

      10. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstances, shall be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken here from and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein. Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

      11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent that the Delaware General Corporation Law is applicable.



IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto effective as of the date first above written.

Syncor International Corporation:     The Shareholder:

______________________________        _____________________________________
Robert G. Funari, President and       Name: _______________________________
Chief Executive Officer               Social Security No.:_________________

                                      No.Of Shares Subscribed For:________

                                      Principal Amount of Note:$___________

                             Annex 1 to Annex B

                        SPOUSAL CONSENT AND AGREEMENT

The undersigned spouse of ____________________________ joins in the Subscription Agreement set forth above (the "Agreement") with respect to any interest, community property interest or otherwise, in the Shares that may be issued under the Agreement and the Promissory Note and related pledge of shares to the Company in exchange for such Shares. The undersigned has read the Agreement, is not acting under any coercion, and has had the opportunity to retain independent counsel for personal representation purposes and to explain the legal consequences of this Spousal Consent and Agreement. The undersigned agrees that any termination of the undersigned's marriage to the Shareholder named above for any reason shall not have the effect of removing any Shares otherwise subject to the Agreement from the coverage thereof.

Date: ________________, 1998

                                    Name ____________________________

                                     Annex C

THIS NOTE IS ISSUED TO SECURE PAYMENT FOR SHARES OF SYNCOR INTERNATIONAL CORPORATION STOCK SOLD TO THE MAKER UNDER THE 1998 SENIOR MANAGEMENT STOCK PURCHASE PLAN OF THE COMPANY (THE "PLAN") AND IS GOVERNED BY THE TERMS AND CONDITIONS OF THE PLAN AND THE RELATED SUBSCRIPTION AGREEMENT, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST BY THE MAKER AT THE EXECUTIVE OFFICES OF THE COMPANY.


                                 PROMISSORY NOTE

$_______________                                            ________ __, 1998
                                                            Woodland Hills, CA

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of SYNCOR INTERNATIONAL CORPORATION (the "Company"), at its principal executive offices, the principal sum of _____________________________ DOLLARS ($____________), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. This Note shall bear interest at the rate set forth below.

        The principal sum above is the purchase price for the shares purchased by the undersigned Maker pursuant to the Plan, at a price equal to $____ per share, which is the lower of (a) the closing price for one share of common stock of the Company on the date the Company's stockholders approved the Plan (the "Adoption Date") or (b) the average closing price for one share during the ten day period immediately preceding the Adoption Date, as traded in NASDAQ.

        This Note shall be due and payable in full five years from the date set forth hereinabove, subject to acceleration upon termination of the Maker's employment with the Company, or cancellation of indebtedness, under the conditions and to the dates as described in the Plan. The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty, in principal amounts of no less than $5,000. This Note shall bear interest on the unpaid principal balance hereof from time to time at the rate of _________ percent (___%) per annum, which is the applicable Federal rate under the Internal Revenue Code of 1986, as amended, and the treasury regulations thereunder, as of the effective date of the Subscription Agreement. Accrued interest shall be payable annually on each anniversary date hereof.

        The Maker, as well as any persons or entities to become liable for the payment of this Note, hereby expressly waive demand or presentment for payment of this Note, notice of nonpayment, protest, suit, acceleration, intention to accelerate, diligence and/or any notice of, or defense on account of, the extension of time of payment or change in the method of payments, and/or any modification of the terms hereof or of the Plan or any instrument securing or guaranteeing the payment hereof, and consent to any and all renewals and extensions in the time of payment hereof, and/or any modification of the terms hereof or of the Plan or any instrument securing or guaranteeing the payment hereof, and to any substitutions, exchange or release of any security here for or the release of any party primarily or secondarily liable here for, and further agree that the acceptance of late payment hereunder by the Company, waiver or other forgiveness of any other defaults by Maker, shall not constitute a waiver by the Company of any subsequent defaults, late payments or other violations of the Maker's obligations hereunder and/or in the terms of any instrument securing or guaranteeing the payment hereof.

        If this Note is not paid when due (whether the same becomes due by acceleration or otherwise) and is placed in the hands of an attorney for collection, or if suit is filed hereon, or if this Note shall be collected by legal proceedings or through a probate or bankruptcy court, the undersigned Maker agrees to pay all costs of collection, including reasonable attorneys' fees. Without limiting the Company's other rights and remedies, all past due installments of principal and/or interest shall bear interest at the rate of
eighteen percent (18%) per annum.   If the rate of interest required to be paid
under this Note exceeds the maximum rate permitted by applicable law, then the interest rate shall be automatically reduced to the maximum legal rate.

        This Note shall be construed in accordance with the laws of the State of California and the laws of the United States applicable to transactions in California.

        The payment of this Note is secured by the pledge of _________ shares of Common stock of Syncor International Corporation, $.05 par value, sold to Maker pursuant to the Plan, together with all proceeds, monies, income and benefits attributable or accruing to said property which Maker is or may hereafter become entitled to receive on account of said property, including, but not by way of limitation, all dividends and other distributions on or with respect thereto whether payable in cash, stock or other property and all subscription and other rights (collectively, the "Collateral"). Maker hereby pledges, assigns, transfers, delivers and grants to the Company a security interest in the Collateral to secure performance and payment of all obligations and indebtedness of Maker hereunder, and delivers the certificate representing the Collateral to the Company, together with a stock power endorsed in blank, to secure such pledge. This pledge of and grant of a security interest in the Collateral shall not be construed as relieving Maker from full personal liability on this Note and for any deficiency thereon, or impair or affect any other security for the payment of this Note.

        A portion of the Collateral may be released from this pledge upon partial payment of the Note without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this pledge as to the Collateral not expressly released, and this pledge shall continue as a first and prior lien and charge on all of the Collateral not expressly released until this Note has been paid in full. Partial release of the Collateral upon prepayment of a portion of the principal amount of the Note may be made in the sole discretion of the Company in the amounts deemed appropriate by it, and subject to the further provisions of the Plan.

        All notices hereunder shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date mailed, first class, registered or certified mail, postage prepaid, if addressed to the respective parties hereto at their address as shown in the corporate records of the Company.

        IF A DISPUTE OR CLAIM ARISES OUT OF THIS PLAN, THE MAKER AND THE COMPANY AGREE TO WAIVE ANY RIGHTS EACH MAY HAVE TO A JURY OR COURT TRIAL AND TO USE BINDING ARBITRATION TO RESOLVE ALL SUCH DISPUTES BETWEEN THEM. The arbitration shall be conducted in accordance with the procedures and provisions set forth in
Section 15 of the Plan.

            IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

                              MAKER:

                              _________________________________
                              Name:

The Company as secured party:
SYNCOR INTERNATIONAL CORPORATION

By: ___________________________________

                                      EXHIBIT B

                   UNIVERSAL PERFORMANCE EQUITY PARTICIPATION PLAN

I.   THE PLAN.

     1.1     Purpose.     The purpose of this Plan is to promote the success of
the Company by providing an additional means to attract, motivate and retain employees through the grant of Options that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. The Plan allows all non-management employees to have a stake in the Company's future growth and to obtain direct benefits from future appreciation of the Company's common stock. The Plan also aligns the interests of employees with the interests of the stockholders.

     1.2    Administration.

           (a) This Plan shall be administered by the Administrator. The Administrator may delegate ministerial, nondiscretionary functions to individuals who are officers or employees of the Company.

           (b) Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to identify among Eligible Employees those to whom Awards will be granted and (consistent with express limits of this Plan) the terms of such Awards; to further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan; either generally or on a case by case base to establish terms and conditions pertaining to termination of employment, modify or amend any outstanding Awards or waive any condition or restriction of an Award, or extend (up to June 15, 2008) the term or post-termination exercise period of any outstanding Award, or reduce (subject to Sections 2.4 and 3.5) the minimum vesting period after initial grant to a Participant; to reprice an option if circumstances so warrant; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Administrator on the foregoing matters shall be conclusive.

           (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Administrator relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Administrator, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction.

     1.3    Participation.     Awards may be granted only to Eligible Employees.
An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

     1.4    Stock Subject to the Plan.    The maximum aggregate number of shares
of Common Stock that may be issued pursuant to Awards granted under this Plan shall not exceed 1,800,000 shares, subject to adjustment as set forth in or pursuant to Section 3.2.

     1.5    Grant of Awards.     Subject to the express provisions of the Plan,
the Administrator shall determine from the class of Eligible Employees those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     1.6     Exercise of Awards.    Notwithstanding any other provision of this
Plan, the Administrator may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule l6b-3.

    1.7     Share Reservation.     No Award may be granted under this Plan
unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that previously have been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of shares that may be issued after such date of grant pursuant to Awards granted under this Plan that remain outstanding on such date, does not exceed the share limit in Section 1.4.

    1.8     Reissue of Awards and Shares.     Shares subject to Awards that
expire or for any reason are terminated and are not issued, shall again, to the extent permitted under Rule l6b-3, be available for subsequent Awards under the Plan.

    1.9     Plan Not Exclusive.     Nothing in this Plan shall limit or
 be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

II.     OPTIONS.
      2.1    Grants.

           (a) One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option or an Incentive Stock Option or a combination of both. The maximum number of Option shares that may be granted to any one Eligible Employee during any given fiscal year of the Corporation shall be 200,000 shares.


           (b) The number of Option shares that may be granted to any one Participant will based on the following:

                 (i) The Administrator will decide on a formula by which the maximum number of Option shares ("Maximum Shares") that may be granted to the Eligible Employee will be determined.

                 (ii) For each Optionee, the Maximum Shares will be adjusted depending on the date in which the Optionee becomes an Eligible Employee. If the Optionee becomes an Eligible Employee on or before June 30, 1999, the Optionee will be entitled to receive the Maximum Shares available to the Optionee. For any Optionee who becomes an Eligible Employee during the following dates, the number of Option shares that may be granted to that Optionee will be a percentage of the Maximum Shares, calculated as follows:

      Date                                                        % of Maximum Shares
      After June 30, 1999 but on or before January 1, 2000                  85%
      After January 1, 2000 but on or before June 30, 2000                  66%
      After June 30, 2000 but on or before January 1, 2001                  50%
      After January 1, 2001 but on or before June 30, 2001                  33%
      After June 30, 2001                                                    0%

                  (iii) At the Administrator's discretion, the number of Option shares granted to an employee at the time of the Award Date may be increased, from time to time, to take into account salary increases, the effects of inflation and other relevant factors.

           (c) As a condition to the accelerated vesting of an Option grant as described in Section 2.6 below, an Optionee must deliver, within sixty days after the Award Date, a letter addresssed to the Corporation's Chief Executive Officer expressing such employee's commitment to the achievement of the goals and objectives set by the Chief Executive Officer for the Corporation and its Subsidiaries.

   2.2   Option Price.

            (a) Subject to applicable law, the purchase price per share of the Common Stock covered by each Option shall not be less than 100% (or 110% in the case of a Participant who owns or under applicable Code provisions is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value per share of the Common Stock on the date the Option is granted. With respect to any Eligible Employee as of the date the Company's stockholders approve this Plan, the purchase price per share will be the Fair Market Value on the date of stockholder approval. The purchase price of any shares purchased on exercise of any Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

                  (i) in cash, or by check payable to the order of the Corporation,

                  (ii) if authorized by the Administrator or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Administrator, bearing interest at a rate sufficient to avoid imputed interest under the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or

                (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Administrator may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

            (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Administrator, any applicable tax withholding under
Section 3.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

           (c) An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a) and satisfaction of any applicable tax withholding under Section 3.6, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b).

     2.3   Option Period.   Each Option and all rights or obligations thereunder
shall expire on such date as shall be determined by the Administrator, but not later than June 15, 2008, and shall be subject to earlier termination as hereinafter provided.

    2.4    Exercise of Options.     Except as otherwise provided in Section 3.4
or in the case of death or Total Disability, no Option shall be exercisable for at least six months after the Award Date. The Administrator may, at any time after grant of the Option and from time to time, increase the number of shares purchasable on or after any particular date so long as the total number of shares then subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

    2.5    Limitations on Grant of Incentive Stock Options.

           (a) To the extent that the aggregate Fair Market Value of stock with respect to which an Option intended as an Incentive Stock Option first exercisable by a Participant in any calendar year exceeds any applicable limits from time to time imposed under the Code, such options shall be treated as Nonqualified Stock Options. To the extent any discretionary action is necessary to meet any such limits, the Administrator on behalf of the Corporation may, in the manner and to the extent permitted by law, take such action.

           (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

            (c) Unless otherwise permitted under applicable provisions of the Code, no Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns or under applicable Code provisions is deemed to own shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

      2.6    Vesting of Options.    An Option shall vest, with respect to an
Optionee, on December 31, 2007, regardless of when the Option was granted. Notwithstanding the foregoing, however, an Option will vest, subject to Section 2.1(c) above, on an earlier date (the "Accelerated Vesting Date") after June 30, 2002 if the Corporation's stock price is $43 or higher on or after June 30, 2002 and that stock price is maintained for a period of ten trading days during a period of 20 consecutive trading days immediately prior to the Accelerated Vesting Date.

      2.7    Company Option to Purchase Option Shares.    In the event an
Optionee exercises his or her Option and proposes to sell the underlying shares, the Company shall have an option to purchase the shares acquired by the Optionee as a result of his or her exercise.

III.   OTHER PROVISIONS.

       3.1   Rights of Eligible Employees, Participants and Beneficiaries.

           (a) Adoption of this Plan shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

           (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause. Nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     3.2   Adjustments Upon Changes in Capitalization.

           (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate, equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. Any such adjustments, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share.

            (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate. The Administrator may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combination): (i) for the assumption by the successor corporation (if any) of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and/or other property and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash, securities and/or other property in lieu of and in complete satisfaction of such Awards.

           (c)    In adjusting Awards to reflect the changes described in this
Section 3.2, or in determining that no such adjustment is necessary, the Administrator may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Administrator shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

      3.3   Termination of Employment.    Unless the Administrator otherwise
expressly provides, either in the applicable Award Agreement or by subsequent modification thereof:

           (a) If the Participant's employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 2.3, three (3) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Administrator in its sole discretion, all Options shall terminate immediately upon such termination of employment.

           (b) If the Participant's employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, twelve (12) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

           (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the twelve (12) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the twelve
(12) month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

           (d) In the event of (or in anticipation of) a Participant's termination of employment with the Company for any reason, other than discharge for cause, the Administrator may, in its discretion, accelerate the exercisability of or increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or (subject to the June 15, 2008 expiration of the Options) extend the period after termination during which the Award may continue to vest and/or be exercisable upon such terms and subject to such conditions as the Administrator shall determine.

            (e) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 3.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

      3.4    Acceleration of Awards.     Except to the extent that prior to an
Event the Administrator determines that, upon its occurrence, there shall be no acceleration of Awards held by Participants or determines those Awards held by Participants that will be accelerated and the extent to which they will be accelerated, upon the occurrence of an Event (i) each Option shall become immediately exercisable to the full extent theretofore not exercisable; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule l6b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

      3.5    Government Regulations.     This Plan, the granting of Awards under
this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

      3.6    Tax Withholding.

            (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Administrator may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Administrator may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

           (b) The Administrator may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Administrator may establish.

      3.7    Amendment, Termination and Suspension.

          (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan. The approval of stockholders will be required if the amendment increases the number of option shares available under the Plan or if such approval is necessary to qualify an option as an Incentive Stock Option.

          (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Administrator and the consent of the Participant, in any manner materially adverse to the Participant, modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

          (c) No Awards may be granted during any suspension of this Plan or after its termination, but Awards theretofore granted may be amended to the same extent as if this Plan had not been terminated or suspended, provided no additional shares become the subject of the Award by reasons of the amendment.

          (d) The Administrator may, subject to the consent of the Participant in the case of an amendment that might have a material adverse effect on the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable, including an amendment to the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be established at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Administrator may, in its discretion, make such other modifications of any such Option as are not inconsistent with or prohibited by this Plan.

          (e) Adjustments pursuant to Section 3.2 shall not be deemed amendments requiring the consent of the Participant.

      3.8    Privileges of Stock Ownership; Nondistributive Intent.     A
Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

       3.9     Effective Date of the Plan.     This Plan shall be effective upon
its adoption by the Board, subject to approval by the shareholders of the Corporation within 12 months thereafter.

       3.10     Term of the Plan.     Unless previously terminated by the Board,
this Plan shall terminate at the close of business on June 30, 2002, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Administrator with respect to then outstanding Awards.

       3.11      Governing Law.    This Plan and the documents evidencing Awards
and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

       3.12       Transfer Restrictions.

           (a) Awards constituting derivative securities shall be exercisable only by, and shares, cash or other property payable pursuant to such Awards shall be paid only to, the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant). Other than by will or the laws of descent and distribution, no such Awards, or interest in or under any such Award or this Plan, shall be transferable or subject in any manner to encumbrance or other charge and any such attempted transfer or charge shall be void.

          (b)  The restrictions on exercise, transfer and payment in Section
3.12 (a) shall not be deemed to prohibit (l) "cashless exercise" procedures through unaffiliated third parties which provide financing for the purpose of exercising an Award consistent with applicable legal restrictions and Rule 16b-3, nor (2) to the extent permitted by the Administrator and expressly set forth in the Award Agreement or an amendment thereto, transfers without consideration for estate or financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule l6b-3, nor (3) in the case of Participants who are not
Section 16 Persons, transfers in such other circumstances as the Administrator may (to the extent consistent with Rule 16b-3, applicable provisions of the Code and applicable securities or other laws) in the applicable Award Agreement or other writing expressly provide, nor (4) the subsequent transfer of shares issued on exercise of a derivative security (except to the extent that the Award, this Plan or the Administrator otherwise expressly provides).

          (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      3.13   Plan Construction.    It is the intent of the Corporation that this
Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable plan requirements of Rule l6b-3, so that such persons will be entitled (unless otherwise expressly acknowledged in writing) to the benefits of the Rule 16b-3 or other exemptive rules under Section 16 Exchange Act and will not be subjected to avoidable liability thereunder. In furtherance of such intent, if any provision of this Plan or of any Award would otherwise frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision may be deemed void.

IV.   DEFINITIONS.

      4.1   Definitions.

          (a) "Accelerated Vesting Date" shall have the meaning set forth in Section 2.6.

          (b) "Administrator" shall mean the Compensation Committee or any other Committee of directors appointed by the Board for purposes of serving as the Committee under this Plan.

          (c) "Award" shall mean a Nonqualified Stock Option or an Incentive stock Option, or a combination of both, granted under this Plan.

          (d) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

          (e) "Award Date" shall mean the date upon which the Administrator took the action granting an Award or such later date as is prescribed by the Administrator.

          (f) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (g) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Award holder's executor or administrator in such circumstances if no other Beneficiary is identified and able to act.

          (h) "Board" shall mean the Board of Directors of the Corporation.

          (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (j)     "Commission" shall mean the Securities and Exchange
Commission.

          (k) "Common Stock" shall mean the Common Stock of the Corporation.

          (l) "Company" shall mean, collectively, Syncor International Corporation and its Subsidiaries.

          (m) "Corporation" shall mean Syncor International Corporation and its successors.

          (n) "ESSOP" shall mean the Corporation's Employees' Savings and Stock Ownership Plan.

          (o) "Eligible Employee" shall mean any employee of the Company who is eligible to participate in the ESSOP as of June 30, 2001 and who works for the Company at least 30 hours per week. "Eligible Employee" does not include any officer or other employee of the Company who participates in any of the Company's Performance Equity Plans for executive officers and key employees.

          (p)    " Event" shall mean any of the following:

                  (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

                  (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

                  (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                  (4) A Change in Control. A "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Administrator cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Administrator member was approved by a vote of at least three-fourths of the Administrator members then still in office who were Administrator members at the beginning of such period.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (r) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of the Plan.

            (s) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

            (t)     "Maximum Shares" shall have the meaning set forth in
Section 2.1(b)(i).

            (u) "Nonqualified Stock Option" shall mean an option which is designated as a Nonqualified Stock Option or an option that fails (or to the extent that it fails) to satisfy the applicable requirements under the Code for an Incentive Stock Option.

            (v) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Administrator as a Nonqualified Stock Option or an Incentive Stock Option, or a combination of both.

            (w) "Optionee" shall mean the person to whom an Option is granted.

            (x) "Participant" shall mean an Eligible Employee who has been awarded an Award.

            (y) "Personal Representative" shall mean the legal representative or representatives who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

            (z) "Plan" shall mean this Universal Performance Equity Participation Plan.

            (aa) "Retirement" shall mean retirement at normal retirement date with the consent of the Company.

            (bb) "Rule l6b-3" means Rule l6b-3 under Section 16 of the Exchange Act, as applicable to this Plan (taking into consideration relevant transition period provisions) and as the same may be amended from time to time.

            (cc) "Section l6 Person" means a person subject to the reporting requirements of Section 16(a) of the Exchange Act.

            (dd)    "Securities Act" shall mean the Securities Act of 1933.

            (ee) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

            (ff) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.